UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/11

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2011

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery on **franklintempleton.com**

FRANKLIN CUSTODIAN FUNDS

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

 | 1

Annual Report

Economic and Market Overview

The U.S. economy expanded modestly despite geopolitical and inflationary pressures during the 12-month period ended September 30, 2011. Although the manufacturing sector powered the U.S. economy out of the recession, economic growth slowed in the second half of the period as high commodity prices reduced purchasing power. In September, however, U.S. manufacturing levels expanded at a rate consistent with modest economic growth. In contrast, European and Asian manufacturing activity weakened during the year.

The U.S. financial system continued to heal, but the country still faced persistent unemployment, housing market weakness and massive debt. The U.S. Federal Reserve Board (Fed) cut its growth forecast for the world’s largest economy as manufacturing growth slowed globally. Some observers attributed the slow growth to Japan’s earthquake and its aftermath, high commodity prices and a fading inventory restocking cycle. Monetary policy tightening in most parts of the world also inhibited growth and cooled the commodities rally. Inflation rose across much of the world but stayed relatively contained in the U.S. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Corporate profit strength and favorable economic prospects in some regions of the world supported equities. U.S. stock markets generally did well for much of the 12-month period, but positive momentum waned as investors weathered oil supply disruptions due to revolutions and civil unrest in the Middle East and North Africa as well as the multiple crises triggered by Japan’s earthquake and tsunami. Also weighing on investor sentiment were sovereign debt worries and credit downgrades in Europe, the political stalemate in raising the U.S. debt ceiling and Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA. Extreme volatility roiled the markets near period-end as investors considered the possibility of another recession. U.S. equities posted small gains for the 12-month reporting period as measured by the Standard & Poor’s® 500 Index.1

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 3

Near period-end, the Fed announced plans intended to boost the economy by driving down long-term interest rates. The Fed will sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safe haven of U.S. Treasuries, which drove their prices higher and yields lower for the fiscal year under review.

The foregoing information reflects our analysis and opinions as of September 30, 2011. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Annual Report

Franklin DynaTech Fund

Your Fund’s Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2011.

Performance Overview

Franklin DynaTech Fund – Class A delivered a +1.84% cumulative total return for the 12 months under review. For the same period, the Fund underperformed the +3.78% total return of the Russell 1000® Growth Index, which measures performance of 1,000 large-capitalization companies with higher price-to-book ratios and higher forecasted growth values.1 Also for comparison, the Fund outperformed the broad U.S. stock market as measured by the +1.14% total return of the Standard & Poor’s 500 Index (S&P 500), but underperformed domestic and international-based stocks as measured by the NASDAQ Composite Index’s +2.96% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 63.

Annual Report | 5

range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The information technology sector was a major contributor to Fund performance during the reporting period, driven largely by an improving global economic recovery and its coinciding wave of pent-up, post-recession demand for technology, at both the consumer and business levels.2 Apple, in the computers and peripherals industry, was a key Fund contributor. During the reporting period, the company enjoyed improved sales of its iPhone, iPad and Mac hardware products and brisk business from its App Store software marketplace. The Fund’s semiconductors and semiconductor equipment holdings also supported results, led by U.K.-based microprocessor designer ARM Holdings and networking processor and integrated circuit manufacturer NetLogic Microsystems. During the period, a number of semiconductor vendors and consumer electronics companies made long-term commitments to use ARM Holdings’ technology, which generated strong licensing revenue. Communications chip maker Broadcom paid a premium to acquire NetLogic Microsystems, largely for the company’s data traffic management technology. We no longer held NetLogic Microsystems at period-end.

The consumer discretionary sector was also a significant contributor during the period.3 Internet retailer Amazon.com led sector results largely due to strong sales of the current generation of Kindle electronic reading devices as well as the announcement of Kindle’s next-generation products. The Fund’s health care sector holdings also helped performance.4 Cerner, in the health care technology industry, announced record-high bookings during the period resulting from robust demand for the company’s administrative information systems.

In contrast, several holdings detracted from Fund performance. Political unrest in the Middle East and Africa slowed the recovery of energy sector company Halliburton’s international results.5 This slowdown also negatively impacted CARBO Ceramics, which provides materials to Halliburton’s onshore manufacturing operations. Despite generally favorable results among our information

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

3. The consumer discretionary sector comprises hotels, restaurants and leisure; household durables; Internet and catalog retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6 | Annual Report

technology stocks, several holdings detracted from Fund performance, including NetApp and a new position in HTC (Taiwan). Data-storage systems developer NetApp’s share price fell after investors reacted negatively to the company’s acquisition of LSI Corporation’s Engenio storage-unit business. Smartphone maker HTC’s shares declined in value after the company lost a patent infringement lawsuit. In addition, industrials sector holding Flowserve’s earnings and margins were adversely affected during the period by costs associated with the realignment of its European operations.6

As managers of Franklin DynaTech Fund, at period-end we were encouraged by the relative abundance of leading science and technology companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading com panies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The industrials sector comprises aerospace and defense, air freight and logistics, machinery, and professional services in the SOI.

Annual Report | 7

Performance Summary as of 9/30/11

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

The Fund's investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -2.22% and -0.66%.

6. Source: © 2011 Morningstar. The Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

12 | Annual Report

Your Fund’s Expenses

Franklin DynaTech Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.71%; C: 1.72%; R: 1.22%; and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

14 | Annual Report

Franklin Growth Fund

Your Fund’s Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Growth Fund covers the fiscal year ended September 30, 2011.

Performance Overview

Franklin Growth Fund – Class A had a -1.23% cumulative total return for the 12 months under review. The Fund underperformed the +1.14% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 72.

Annual Report | 15

range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Franklin Growth Fund owned shares of 164 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the 12 months under review, the Fund’s industrials, materials and financials sectors weighed on absolute performance.2 Conglomerate holding company 3M was a key detractor in the industrials sector. A new position in materials holding Freeport-McMoRan Copper and Gold, a leading producer of copper and gold, also hurt the Fund’s results. Insurance provider Aflac in the financials sector declined in value. In addition, a number of individual information technology sector holdings hampered performance, including First Solar, Hewlett-Packard and Research in Motion.3

In contrast, the Fund’s absolute returns benefited from the health care, consumer staples and utilities sectors.4 Within health care, notable contributors included specialty pharmaceutical maker Allergan, biotechnology firm Biogen Idec and analytical tool maker Dionex (sold by period-end). Among consumer staples investments, beverage maker Hansen Natural performed well. American Water Works, a water and wastewater services provider, led results in the utilities sector. In addition, individual information technology sector holdings Apple and International Business Machines boosted performance, as did consumer discretionary holding VF Corporation.

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The financials sector comprises banks, diversified financials and insurance in the SOI.

3. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI.

16 | Annual Report

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 17

Performance Summary as of 9/30/11

Franklin Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

18 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 19

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	9/30/11
1-Year	-6.91%
5-Year	+0.06%
10-Year	+3.63%

Class A (10/1/01–9/30/11)

$20,000
$15,000
$10,000
$5,000
10/01
9/03
9/05
9/07
9/09
9/11
$14,286
$13,200
Franklin Growth Fund
S&P 500[1]

Average Annual Total Return

Class B	9/30/11
1-Year	-5.88%
5-Year	+0.10%
10-Year	+3.63%

Class B (10/1/01–9/30/11)

$20,000
$15,000
$10,000
$5,000
$14,284
$13,200

20 | Annual Report

Annual Report | 21

Endnotes

Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The portfolio includes investments in the technology sector, which has been one of the most volatile sectors of the market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

22 | Annual Report

Your Fund’s Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; B: 1.70%; C: 1.70%; R: 1.20%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

24 | Annual Report

Franklin Income Fund

Your Fund’s Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2011.

Performance Overview

Franklin Income Fund – Class A had a +0.01% cumulative total return for the 12 months under review. The Fund underperformed the +1.14% total return of its equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 The Fund also underperformed the +5.26% total return of its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market.1 The Fund outperformed the -0.43% total return of its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 9/30/11, this category consisted of 481 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 83.

Annual Report | 25

Dividend Distributions*

26 | Annual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

The Fund began the year under review with 58.5% of total net assets in fixed income securities. We initially reduced our fixed income holdings after we found opportunities for profit taking and a number of issuers called high yield bonds held in the Fund to refinance. The Fund did not buy these refinanced bonds after they were reissued. Later in the period, we made additional fixed income purchases largely due to market weakness. By period-end, the Fund held 56.2% in fixed income holdings.

We remained focused on credit opportunities for both high income potential and capital appreciation. Despite concerns about the potential impact of slowing economic growth and the recession, we believe several positive fundamentals exist that may support credit market returns over the next several years, including improved liquidity, maturity extensions and refinancing activity that can reduce interest costs.

Among our equity investments, the Fund’s weighting rose from 38.8% of total net assets to 42.2% largely through increased holdings of common stocks and convertible preferred shares. We continued to hold a limited amount of cash in line with our goal of seeking a high level of income and long-term appreciation.

Sector positioning within our corporate bond holdings remained broadly diversified across financials, electric utilities, energy, technology and consumer non-cyclicals. Within our equity sector holdings, utilities and energy declined, while financials and health care increased.

In the second half of the period, we experienced elevated volatility that was evident as high yield spreads above Treasuries widened and prices of high yield bonds declined. This widening was more pronounced among bonds with lower credit quality, that is, yield for B-rated bonds widened more than BB-rated, and yields for CCC-rated bonds widened more than B-rated bonds.

Top equity contributors included Exxon Mobil and ConocoPhillips in the energy sector, and The Southern Co., Progress Energy and Dominion Resources in the utilities sector. Utilities generated strong performance as investors moved into this sector seeking protection from market volatility, and it was the Fund’s largest equity sector at period-end. We sought to take advantage of this environment, and sold select utilities holdings. The financials sector detracted from performance, particularly the Fund’s holdings in Bank of America, Citigroup, JPMorgan Chase & Co., Ally Financial and MetLife.

Within fixed income, the Fund benefited from several holdings including Freescale Semiconductor and CIT Group. The Fund’s performance was negatively impacted by electric utilities Dynegy and Texas Competitive Electric Holdings, largely due to continued weakness in North American natural gas and power prices. Other individual detractors from various sectors included Clear Channel Communications and Chrysler Group.

Annual Report | 27

Thank you for your continued participation in Franklin Income Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28 | Annual Report

Performance Summary as of 9/30/11

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 29

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B/B1: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

30 | Annual Report

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Annual Report | 33

34 | Annual Report

Performance Summary (continued)

Endnotes

The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s portfolio includes a substantial portion of higher yielding, lower-rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment grade securities. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the shorter term. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class B1 (formerly Class B): Class C:

These shares have higher annual fees and expenses than Class A shares.

These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 9/30/11.

5. The 30-day standardized yield for the 30 days ended 9/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Lipper, Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/11, there were 481 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

Annual Report | 35

Your Fund’s Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

36 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 37

Franklin U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations

(Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin U.S. Government Securities Fund’s annual report for the fiscal year ended September 30, 2011.

Performance Overview

Franklin U.S. Government Securities Fund – Class A posted a +5.93% cumulative total return for the 12 months under review. The Fund’s results were comparable to the +5.76% total return of its peers as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs.2 In comparison, the Fund outperformed the Barclays Capital (BC) U.S. Government Index: Intermediate Component, the intermediate component of the BC U.S. Government Index, which returned +3.72% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while the BC U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 41.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. For the 12-month period ended 9/30/11, this category consisted of 69 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

3. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 104.

38 | Annual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 1.27 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

The Federal Reserve Board (Fed) initiated a program (dubbed Operation Twist by commentators) intended to further reduce longer term borrowing costs and spur refinancing and economic activity. As part of Operation Twist, the Fed will reinvest mortgage principal and agency debenture payments into mortgage-backed securities (MBS). This program will keep the Fed’s MBS portfolio from declining, and some analysts believe it could support the MBS sector. Prepayment risk remained heightened during the review period largely due to historically low mortgage rates, although overall prepayment activity gradually declined. In our view, however, a possible expansion to the Home Affordable Refinance Program (HARP), which covers mortgages owned or guaranteed by Fannie Mae or Freddie Mac, could increase the number of borrowers eligible to refinance their homes. Although a HARP expansion could be positive for U.S. household finances, it could negatively affect related MBS security valuations.

GNMA MBS remained relatively attractive in this environment as the GNMA current coupon yielded 2.71% at period-end, an attractive income opportunity over 5- and 10-year Treasuries, which yielded 0.96% and 1.92%.

Mortgages performed well during the 12-month period, despite the significant Treasury rally near period-end. GNMA MBS were one of the best performing

Annual Report | 39

fixed income sectors, and outperformed their conventional Freddie Mac MBS and Fannie Mae MBS counterparts, as well as comparable high credit-quality U.S. Treasuries. Within the sector, on a total return basis, lower coupon GNMAs (4.0% and 4.5%) were the best performers and outperformed their higher coupon (5.5% and 6.0%) counterparts. We remain weighted to GNMA I’s, as GNMA I’s offered what we considered better value on a historical price spread basis. We increased the Fund’s allocation to some lower coupon MBS (4.0% and 4.5%). Our heaviest allocation was in 4.5% through 5.5% coupon securities at period-end.

Franklin U.S. Government Securities Fund takes a consistent and disciplined approach and invests in GNMA mortgage pass-throughs, which remained the only MBS backed by the full faith and credit of the U.S. government.1 The Fund takes a collateral-intensive research approach to uncover opportunities across the GNMA universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

40 | Annual Report

Performance Summary as of 9/30/11

Franklin U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 41

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 43

44 | Annual Report

Endnotes

The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A Shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/11.

4. The 30-day standardized yield for the 30 days ended 9/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2011 Morningstar. The BC U.S. Government Index: Intermediate Component is the intermediate component of the BC U.S. Government Index. The index includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

7. Source: Lipper, Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total returns for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the 12-month period ended 9/30/11, there were 69 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

Annual Report | 45

Your Fund’s Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%; B: 1.23%; C: 1.23%; R: 1.08%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 47

Franklin Utilities Fund

Your Fund’s Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Utilities Fund’s annual report for the fiscal year ended September 30, 2011.

Performance Overview

Franklin Utilities Fund – Class A delivered a +12.50% cumulative total return for the 12 months under review. The Fund’s Class A shares outperformed the +1.14% total return of its broad benchmark, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance.1 The Fund performed comparably to the +11.95% total return of its narrow benchmark, the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 51.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

Of the S&P 500 Index’s 11 major sector groups, utilities posted the strongest gains during the Fund’s fiscal year. The Fund’s performance relative to the S&P 500 Index and S&P 500 Utilities Index primarily benefited from stock selection.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 111.

48 | Annual Report

Most portfolio holdings posted gains during the 12-month reporting period. Among the Fund’s holdings, several electric utilities contributed meaningfully to Fund returns. For example, PNM Resources, which serves customers in New Mexico, performed well, as did FirstEnergy, a diversified energy company serving the Midwest and Mid-Atlantic regions, and The Southern Co., which serves the southeastern U.S. and is one of the country’s largest electricity distributors. Other major contributors included National Grid, a London-based multi-utility serving the U.K. and northeastern U.S., and CenterPoint Energy, a regional U.S. electricity and natural gas distributor. Investors seemed to focus more on electric utility companies during the fiscal year as declining Treasury yields increased the attractiveness of the sector’s relatively high dividends.

In contrast, some portfolio holdings fell in value. Entergy, the nation’s second-largest nuclear power generator, was a key detractor. The company suffered largely due to lower commodity prices that negatively affected its nuclear business, which delivers power primarily in deregulated regions in the U.S. In addition, it has faced legal challenges regarding plants on the east coast, challenges that increased in size and scope following Japan’s nuclear disaster. Kinder Morgan, one of the nation’s largest pipeline transportation and energy storage companies, and PG&E, a utility company in California, had small negative effects on performance. Late in the period, we attempted to take advantage of Kinder Morgan’s share price weakness by adding to our position in the company. PG&E’s share price decline during the period generally reflected continuing difficulties for the company following 2010’s San Bruno, California, gas pipeline disaster.

Annual Report | 49

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA

J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Utilities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

50 | Annual Report

Performance Summary as of 9/30/11

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 51

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+12.50%	+27.77%	+115.34%
Average Annual Total Return[2]		+7.70%	+4.12%	+7.51%
Value of $10,000 Investment[3]		$10,770	$12,236	$20,628
Distribution Rate[4]	3.24%
30-Day Standardized Yield[5]	3.52%
Total Annual Operating Expenses[6]	0.78%

Class B		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+11.94%	+24.61%	+107.71%
Average Annual Total Return[2]		+7.94%	+4.17%	+7.55%
Value of $10,000 Investment[3]		$10,794	$12,268	$20,707
Distribution Rate[4]	2.75%
30-Day Standardized Yield[5]	3.19%
Total Annual Operating Expenses[6]	1.28%

Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+12.00%	+24.70%	+104.95%
Average Annual Total Return[2]		+11.00%	+4.51%	+7.44%
Value of $10,000 Investment[3]		$11,100	$12,470	$20,495
Distribution Rate[4]	2.91%
30-Day Standardized Yield[5]	3.18%
Total Annual Operating Expenses[6]	1.28%

Class R		1-Year	5-Year	Inception (1/1/02)
Cumulative Total Return[1]		+12.14%	+25.65%	+100.37%
Average Annual Total Return[2]		+12.14%	+4.67%	+7.39%
Value of $10,000 Investment[3]		$11,214	$12,565	$20,037
Distribution Rate[4]	3.05%
30-Day Standardized Yield[5]	3.33%
Total Annual Operating Expenses[6]	1.13%

Advisor Class		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+12.68%	+28.70%	+118.60%
Average Annual Total Return[2]		+12.68%	+5.18%	+8.13%
Value of $10,000 Investment[3]		$11,268	$12,870	$21,860
Distribution Rate[4]	3.51%
30-Day Standardized Yield[5]	3.83%
Total Annual Operating Expenses[6]	0.63%

  Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

52 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 53

54 | Annual Report

Performance Summary (continued)

Endnotes

In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/11.

5. The 30-day standardized yield for the 30 days ended 9/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2011 Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.

Annual Report | 55

Your Fund’s Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

56 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.77%; B: 1.27%; C: 1.27%; R: 1.12%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 57

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 59

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

60 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period December 1, 2008 (effective date) to September 30, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 61

aFor the period May 15, 2008 (effective date) to September 30, 2008. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hBenefit of expense reduction rounds to less than 0.01%.

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 94.7%			
Aerospace & Defense 3.0%			
The Boeing Co.	United States	150,000	$ 9,076,500
Precision Castparts Corp.	United States	110,000	17,100,600
			26,177,100
Air Freight & Logistics 1.6%			
C.H. Robinson Worldwide Inc.	United States	100,000	6,847,000
FedEx Corp.	United States	100,000	6,768,000
			13,615,000
Biotechnology 2.7%			
[a]Biogen Idec Inc.	United States	100,000	9,315,000
[a]Celgene Corp.	United States	230,000	14,241,600
			23,556,600
Capital Markets 0.4%			
The Goldman Sachs Group Inc.	United States	40,000	3,782,000
Chemicals 3.2%			
Agrium Inc.	Canada	75,000	4,994,510
Monsanto Co.	United States	125,000	7,505,000
Novozymes AS	Denmark	10,000	1,421,503
Sigma-Aldrich Corp.	United States	225,000	13,902,750
			27,823,763
Communications Equipment 2.9%			
[a]Acme Packet Inc.	United States	75,000	3,194,250
[a]F5 Networks Inc.	United States	55,000	3,907,750
[b]HTC Corp., GDR, Reg S	Taiwan	80,000	6,480,000
QUALCOMM Inc.	United States	230,000	11,184,900
			24,766,900
Computers & Peripherals 9.0%			
[a]Apple Inc.	United States	180,000	68,612,400
[a]EMC Corp.	United States	200,000	4,198,000
[a]NetApp Inc.	United States	150,000	5,091,000
			77,901,400
Diversified Financial Services 0.5%			
CME Group Inc.	United States	10,000	2,464,000
Moody's Corp.	United States	50,000	1,522,500
			3,986,500
Electronic Equipment, Instruments & Components 0.4%			
[a]Universal Display Corp.	United States	65,000	3,116,100
Energy Equipment & Services 6.8%			
CARBO Ceramics Inc.	United States	50,000	5,126,500
[a]FMC Technologies Inc.	United States	600,000	22,560,000
Halliburton Co.	United States	150,000	4,578,000

Annual Report | 63

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Energy Equipment & Services (continued)			
National Oilwell Varco Inc.	United States	200,000	$ 10,244,000
Schlumberger Ltd.	United States	275,000	16,425,750
			58,934,250
Food & Staples Retailing 0.1%			
[a]Fresh Market Inc.	United States	35,500	1,354,680
Health Care Equipment & Supplies 4.9%			
C. R. Bard Inc.	United States	100,000	8,754,000
[a]Edwards Lifesciences Corp.	United States	200,000	14,256,000
[a]HeartWare International Inc.	United States	65,000	4,186,650
[a]Intuitive Surgical Inc.	United States	20,000	7,285,600
[a]Mako Surgical Corp.	United States	100,000	3,422,000
Stryker Corp.	United States	100,000	4,713,000
			42,617,250
Health Care Providers & Services 3.4%			
[a]Express Scripts Inc.	United States	300,000	11,121,000
McKesson Corp.	United States	150,000	10,905,000
UnitedHealth Group Inc.	United States	155,000	7,148,600
			29,174,600
Health Care Technology 3.2%			
[a]Cerner Corp.	United States	400,000	27,408,000
Hotels, Restaurants & Leisure 0.7%			
Wynn Resorts Ltd.	United States	50,000	5,754,000
Household Durables 0.1%			
[a]SodaStream International Ltd.	Israel	25,000	826,250
Internet & Catalog Retail 6.0%			
[a]Amazon.com Inc.	United States	115,000	24,866,450
[a]HomeAway Inc.	United States	100,000	3,362,000
[a]Priceline.com Inc.	United States	30,000	13,483,800
Rakuten Inc.	Japan	8,500	9,956,544
			51,668,794
Internet Software & Services 8.6%			
[a]Baidu Inc., ADR	China	165,000	17,640,150
[a]Google Inc., A	United States	50,000	25,719,000
[a]LinkedIn Corp., A	United States	25,000	1,952,000
[a,c]Mail.ru Group Ltd., GDR, 144A	Russia	125,000	3,655,000
MercadoLibre Inc.	Argentina	100,000	5,375,000
[a]Rackspace Hosting Inc.	United States	125,000	4,267,500
[a]SINA Corp.	China	40,000	2,864,400
Tencent Holdings Ltd.	China	500,000	10,346,115
[a]Yandex NV, A	Netherlands	100,000	2,041,000
[a]Zillow Inc.	United States	35,000	957,250
			74,817,415

64 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
IT Services 6.9%			
International Business Machines Corp.	United States	45,000	$ 7,876,350
MasterCard Inc., A	United States	55,000	17,443,800
[a]Teradata Corp.	United States	265,000	14,185,450
[a]VeriFone Systems Inc.	United States	30,000	1,050,600
Visa Inc., A	United States	225,000	19,287,000
			59,843,200
Life Sciences Tools & Services 2.0%			
[a]Thermo Fisher Scientific Inc.	United States	125,000	6,330,000
[a]Waters Corp.	United States	150,000	11,323,500
			17,653,500
Machinery 0.8%			
Flowserve Corp.	United States	100,000	7,400,000
Oil, Gas & Consumable Fuels 1.5%			
Anadarko Petroleum Corp.	United States	35,000	2,206,750
Noble Energy Inc.	United States	150,000	10,620,000
			12,826,750
Pharmaceuticals 4.2%			
Allergan Inc.	United States	185,000	15,240,300
Novo Nordisk AS, ADR	Denmark	65,000	6,468,800
[a]Sagent Pharmaceuticals Inc.	United States	160,000	3,238,400
[a]Watson Pharmaceuticals Inc.	United States	165,000	11,261,250
			36,208,750
Professional Services 0.5%			
[a]RPX Corp.	United States	225,000	4,659,750
Semiconductors & Semiconductor Equipment 6.8%			
ARM Holdings PLC, ADR	United Kingdom	900,000	22,950,000
[a]Hittite Microwave Corp.	United States	100,000	4,870,000
Intel Corp.	United States	1,000,000	21,330,000
[a]Lam Research Corp.	United States	150,000	5,697,000
Power Integrations Inc.	United States	150,000	4,591,500
			59,438,500
Software 12.6%			
[a]ANSYS Inc.	United States	200,000	9,808,000
[a]Aspen Technology Inc.	United States	200,000	3,054,000
[a]Check Point Software Technologies Ltd.	Israel	255,000	13,453,800
[a]Citrix Systems Inc.	United States	125,000	6,816,250
FactSet Research Systems Inc.	United States	100,000	8,897,000
[a]Fortinet Inc.	United States	350,000	5,880,000
[a]Informatica Corp.	United States	235,000	9,623,250
Microsoft Corp.	United States	100,000	2,489,000
OPNET Technologies Inc.	United States	35,000	1,221,850
Oracle Corp.	United States	500,000	14,370,000
[a]QLIK Technologies Inc.	United States	190,000	4,115,400

Annual Report | 65

See Abbreviations on page 144.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2011, the value of this security was $6,480,000, representing 0.75% of net assets. cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2011, the aggregate value of these securities was $7,867,067, representing 0.91% of net assets. dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Custodian Funds

Statement of Investments, September 30, 2011

Franklin Growth Fund	Shares	Value
Common Stocks 95.7%		
Automobiles & Components 2.8%		
[a]BorgWarner Inc.	500,000	$ 30,265,000
[a]Ford Motor Co.	1,200,000	11,604,000
[a]General Motors Co.	600,000	12,108,000
Harley-Davidson Inc.	913,096	31,346,587
Johnson Controls Inc.	1,600,000	42,192,000
Toyota Motor Corp., ADR (Japan)	30,000	2,047,800
		129,563,387
Banks 0.4%		
Wells Fargo & Co.	750,000	18,090,000
Capital Goods 18.0%		
3M Co.	855,000	61,380,450
ABB Ltd., ADR (Switzerland)	1,500,000	25,620,000
The Boeing Co.	1,100,000	66,561,000
Caterpillar Inc.	325,000	23,998,000
Danaher Corp.	1,000,000	41,940,000
Deere & Co.	200,000	12,914,000
Emerson Electric Co.	1,100,000	45,441,000
General Dynamics Corp.	1,000,000	56,890,000
General Electric Co.	1,800,000	27,432,000
[a]Huntington Ingalls Industries Inc.	166,666	4,054,984
Illinois Tool Works Inc.	1,000,000	41,600,000
Ingersoll-Rand PLC	1,100,000	30,899,000
Lockheed Martin Corp.	500,000	36,320,000
Northrop Grumman Corp.	1,000,000	52,160,000
Pall Corp.	775,000	32,860,000
Precision Castparts Corp.	250,000	38,865,000
Raytheon Co.	600,000	24,522,000
Rockwell Collins Inc.	350,000	18,466,000
Textron Inc.	1,600,000	28,224,000
[a]Thomas & Betts Corp.	600,000	23,946,000
United Technologies Corp.	900,000	63,324,000
W.W. Grainger Inc.	550,000	82,247,000
		839,664,434
Commercial & Professional Services 1.7%		
Avery Dennison Corp.	462,000	11,586,960
Dun & Bradstreet Corp.	400,000	24,504,000
Equifax Inc.	500,000	15,370,000
Robert Half International Inc.	150,000	3,183,000
[a]Stericycle Inc.	150,000	12,108,000
[a]Verisk Analytics Inc., A	300,000	10,431,000
		77,182,960
Consumer Durables & Apparel 2.0%		
NIKE Inc., B	400,000	34,204,000
VF Corp.	500,000	60,760,000
		94,964,000

72 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Consumer Services 1.3%		
[a]Apollo Group Inc., A	300,000	$ 11,883,000
Carnival Corp.	1,200,000	36,360,000
[a]Interval Leisure Group Inc.	60,020	799,466
Starwood Hotels & Resorts Worldwide Inc.	250,000	9,705,000
		58,747,466
Diversified Financials 2.0%		
American Express Co.	600,000	26,940,000
BlackRock Inc.	138,800	20,543,788
JPMorgan Chase & Co.	600,000	18,072,000
T. Rowe Price Group Inc.	625,000	29,856,250
		95,412,038
Energy 4.7%		
Anadarko Petroleum Corp.	675,000	42,558,750
BP PLC, ADR (United Kingdom)	353,542	12,752,260
ConocoPhillips	35,000	2,216,200
Devon Energy Corp.	320,000	17,740,800
Exxon Mobil Corp.	70,000	5,084,100
[a]FMC Technologies Inc.	625,000	23,500,000
Halliburton Co.	700,000	21,364,000
National Oilwell Varco Inc.	250,000	12,805,000
Occidental Petroleum Corp.	300,000	21,450,000
Peabody Energy Corp.	700,000	23,716,000
Royal Dutch Shell PLC, A, ADR (Netherlands)	280,000	17,225,600
Schlumberger Ltd.	309,100	18,462,543
Transocean Ltd.	15,222	726,698
		219,601,951
Food & Staples Retailing 0.4%		
CVS Caremark Corp.	600,000	20,148,000
Food, Beverage & Tobacco 1.8%		
Bunge Ltd.	250,000	14,572,500
[a]Hansen Natural Corp.	300,000	26,187,000
Mead Johnson Nutrition Co., A	200,000	13,766,000
PepsiCo Inc.	450,000	27,855,000
		82,380,500
Health Care Equipment & Services 6.9%		
Aetna Inc.	400,000	14,540,000
[a]Allscripts Healthcare Solutions Inc.	1,100,000	19,822,000
Baxter International Inc.	400,000	22,456,000
Cardinal Health Inc.	300,000	12,564,000
[a]CareFusion Corp.	1,000,000	23,950,000
Covidien PLC	425,000	18,742,500
[a]Edwards Lifesciences Corp.	200,000	14,256,000
[a]Haemonetics Corp.	242,000	14,152,160
[a]Henry Schein Inc.	350,000	21,703,500
Hill-Rom Holdings Inc.	300,000	9,006,000

Annual Report | 73

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services (continued)		
[a]Intuitive Surgical Inc.	100,000	$ 36,428,000
[a]Medco Health Solutions Inc.	446,480	20,935,447
Medtronic Inc.	60,000	1,994,400
Quest Diagnostics Inc.	500,000	24,680,000
Stryker Corp.	400,000	18,852,000
Teleflex Inc.	500,000	26,885,000
[a]Varian Medical Systems Inc.	300,000	15,648,000
[a]Zimmer Holdings Inc.	100,000	5,350,000
		321,965,007
Household & Personal Products 0.4%		
The Procter & Gamble Co.	335,000	21,165,300
Insurance 0.8%		
Aflac Inc.	500,000	17,475,000
[a]Berkshire Hathaway Inc., A	184	19,651,200
		37,126,200
Materials 5.4%		
Air Products and Chemicals Inc.	500,000	38,185,000
Celanese Corp., A	1,100,000	35,783,000
Ecolab Inc.	550,000	26,889,500
Freeport-McMoRan Copper & Gold Inc., B	625,000	19,031,250
Martin Marietta Materials Inc.	225,000	14,224,500
Newcrest Mining Ltd. (Australia)	700,000	23,085,914
Praxair Inc.	475,000	44,403,000
Sigma-Aldrich Corp.	800,000	49,432,000
		251,034,164
Media 1.7%		
[a]Live Nation Entertainment Inc.	88,491	708,813
The Walt Disney Co.	1,687,290	50,888,666
Washington Post Co., B	80,000	26,157,600
		77,755,079
Pharmaceuticals, Biotechnology & Life Sciences 13.7%		
Abbott Laboratories	400,000	20,456,000
[a]Agilent Technologies Inc.	1,300,000	40,625,000
Allergan Inc.	950,000	78,261,000
Amgen Inc.	1,000,000	54,950,000
[a]Biogen Idec Inc.	500,000	46,575,000
[a]Celgene Corp.	390,000	24,148,800
[a]Covance Inc.	200,000	9,090,000
Eli Lilly & Co.	500,000	18,485,000
[a]Gilead Sciences Inc.	300,000	11,640,000
[a]Illumina Inc.	400,000	16,368,000
Johnson & Johnson	1,200,100	76,458,371
Merck & Co. Inc.	1,000,000	32,710,000
[a]Mettler-Toledo International Inc.	400,000	55,984,000
Pfizer Inc.	2,761,000	48,814,480

74 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Pharmaceuticals, Biotechnology & Life Science (continued)		
Pharmaceutical Product Development Inc.	300,000	$ 7,698,000
Roche Holding AG, ADR (Switzerland)	750,000	30,165,000
Teva Pharmaceutical Industries Ltd., ADR (Israel)	550,000	20,471,000
[a]Waters Corp.	575,000	43,406,750
		636,306,401
Retailing 1.3%		
[a]Amazon.com Inc.	225,000	48,651,750
Expedia Inc.	400,000	10,300,000
[a]HSN Inc.	100,000	3,313,000
		62,264,750
Semiconductors & Semiconductor Equipment 0.9%		
[a]First Solar Inc.	400,000	25,284,000
Intel Corp.	500,000	10,665,000
[a]SunPower Corp., A	50,000	404,500
[a]SunPower Corp., B	83,873	616,467
Texas Instruments Inc.	250,000	6,662,500
		43,632,467
Software & Services 10.9%		
[a]Autodesk Inc.	800,000	22,224,000
Automatic Data Processing Inc.	700,000	33,005,000
[a]Citrix Systems Inc.	275,000	14,995,750
Computer Sciences Corp.	1,400,000	37,590,000
[a]Fortinet Inc.	1,500,000	25,200,000
[a]Google Inc., A	150,000	77,157,000
[a]IAC/InterActiveCorp	300,000	11,865,000
[a]Informatica Corp.	700,000	28,665,000
International Business Machines Corp.	600,000	105,018,000
MasterCard Inc., A	100,000	31,716,000
Microsoft Corp.	325,000	8,089,250
Oracle Corp.	2,200,000	63,228,000
Visa Inc., A	300,000	25,716,000
[a]Yahoo! Inc.	1,700,000	22,372,000
		506,841,000
Technology Hardware & Equipment 10.3%		
[a]Apple Inc.	681,000	259,583,580
Cisco Systems Inc.	2,945,000	45,618,050
[a]EMC Corp.	2,700,000	56,673,000
Hewlett-Packard Co.	1,156,250	25,957,812
[a]Logitech International SA (Switzerland)	150,000	1,171,500
Molex Inc.	71,483	1,456,109
Molex Inc., A	133,100	2,246,728
QUALCOMM Inc.	660,000	32,095,800
[a]Research In Motion Ltd. (Canada)	1,000,000	20,300,000
[a]Trimble Navigation Ltd.	1,050,000	35,227,500
		480,330,079

Annual Report | 75

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Telecommunication Services 1.1%		
America Movil SAB de CV, L, ADR (Mexico)	518,600	$ 11,450,688
[a]American Tower Corp., A	715,000	38,467,000
		49,917,688
Transportation 6.1%		
[a]Air France-KLM, ADR (France)	800,000	6,016,000
[a]Alaska Air Group Inc.	768,170	43,240,289
[a]Allegiant Travel Co.	100,000	4,713,000
Arkansas Best Corp.	500,000	8,075,000
C.H. Robinson Worldwide Inc.	267,300	18,302,031
Canadian National Railway Co. (Canada)	500,000	33,290,000
Canadian Pacific Railway Ltd. (Canada)	500,000	24,045,000
Expeditors International of Washington Inc.	600,000	24,330,000
Forward Air Corp.	495,333	12,606,225
Heartland Express Inc.	600,000	8,136,000
[a]International Consolidated Airlines Group SA, ADR (United Kingdom)	1,400,000	16,408,000
[a]Ryanair Holdings PLC, ADR (Ireland)	239,200	6,159,400
Southwest Airlines Co.	100,000	804,000
Union Pacific Corp.	600,000	49,002,000
[a]United Continental Holdings Inc.	1,050,000	20,349,000
Werner Enterprises Inc.	462,000	9,623,460
		285,099,405
Utilities 1.1%		
American Water Works Co. Inc.	700,000	21,126,000
International Power PLC (United Kingdom)	3,058,904	14,510,073
NextEra Energy Inc.	250,000	13,505,000
		49,141,073
Total Common Stocks (Cost $3,038,452,378)		4,458,333,349
Short Term Investments (Cost $206,495,947) 4.5%		
Money Market Funds 4.5%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	206,495,947	206,495,947
Total Investments (Cost $3,244,948,325) 100.2%		4,664,829,296
Other Assets, less Liabilities (0.2)%		(7,657,872)
Net Assets 100.0%		$4,657,171,424

See Abbreviations on page 144.

[a]Non-income producing.

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eBenefit of expense reduction rounds to less than 0.01%.

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 32.3%			
Consumer Discretionary 0.9%			
[a]Charter Communications Inc., A	United States	4,550,000	$ 213,122,000
[a]Charter Communications Inc., wts., 11/30/14	United States	2,112,650	27,992,613
[a,b,c]Dex One Corp.	United States	10,242,757	5,735,944
[a]General Motors Co.	United States	2,694,090	54,366,736
[a]General Motors Co., wts., 7/10/16	United States	2,449,182	28,508,478
[a]General Motors Co., wts., 7/10/19	United States	2,449,182	19,422,013
[a]Motors Liquidation Co., Escrow Account	United States	400,000,000	8,000,000
[a]SuperMedia Inc., Litigation Trust	United States	30,326,102	113,723
Target Corp.	United States	2,500,000	122,600,000
			479,861,507
Consumer Staples 0.9%			
Diageo PLC	United Kingdom	9,000,000	171,465,609
PepsiCo Inc.	United States	5,241,600	324,455,040
			495,920,649
Energy 4.8%			
BP PLC, ADR	United Kingdom	15,000,000	541,050,000
[a,b]Callon Petroleum Co.	United States	4,150,000	16,060,500
[b]Canadian Oil Sands Ltd.	Canada	24,550,000	477,921,043
Chevron Corp.	United States	3,000,000	277,560,000
ConocoPhillips	United States	7,500,000	474,900,000
Exxon Mobil Corp.	United States	7,000,000	508,410,000
Royal Dutch Shell PLC, A, ADR	Netherlands	5,000,000	307,600,000
Spectra Energy Corp.	United States	3,000,000	73,590,000
			2,677,091,543
Financials 4.3%			
Banco Santander SA	Spain	15,230,769	126,974,910
Bank of America Corp.	United States	32,500,000	198,900,000
Barclays PLC	United Kingdom	27,000,000	66,154,912
[a]CIT Group Inc.	United States	3,691,600	112,113,892
Citigroup Inc.	United States	5,688,100	145,729,122
Colony Financial Inc.	United States	877,827	11,341,525
[a]Fannie Mae	United States	5,889,149	1,413,396
HSBC Holdings PLC	United Kingdom	40,000,000	306,210,320
JPMorgan Chase & Co.	United States	13,000,000	391,560,000
M&T Bank Corp.	United States	3,450,000	241,155,000
QBE Insurance Group Ltd.	Australia	10,000,000	122,872,118
Wells Fargo & Co.	United States	22,995,000	554,639,400
Westfield Retail Trust	Australia	45,059,254	104,924,764
			2,383,989,359
Health Care 6.0%			
Johnson & Johnson	United States	12,000,000	764,520,000
Merck & Co. Inc.	United States	30,000,000	981,300,000
Pfizer Inc.	United States	28,000,000	495,040,000
Roche Holding AG	Switzerland	6,750,000	1,090,146,099
			3,331,006,099

Annual Report | 83

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Industrials 1.1%			
Caterpillar Inc.	United States	200,000	$ 14,768,000
General Electric Co.	United States	35,000,000	533,400,000
Rockwell Automation Inc.	United States	862,000	48,272,000
			596,440,000
Information Technology 0.7%			
Cisco Systems Inc.	United States	5,000,000	77,450,000
Intel Corp.	United States	15,000,000	319,950,000
			397,400,000
Materials 0.0%[†]			
AngloGold Ashanti Ltd., ADR	South Africa	500,000	20,680,000
Telecommunication Services 3.3%			
AT&T Inc.	United States	18,650,000	531,898,000
CenturyLink Inc.	United States	5,000,000	165,600,000
France Telecom SA	France	4,000,000	65,452,747
Frontier Communications Corp.	United States	10,000,000	61,100,000
SK Telecom Co. Ltd., ADR	South Korea	3,839,600	54,023,172
Telstra Corp. Ltd.	Australia	75,000,000	223,493,902
Verizon Communications Inc.	United States	7,000,000	257,600,000
Vodafone Group PLC	United Kingdom	170,000,000	437,818,773
			1,796,986,594
Utilities 10.3%			
AGL Resources Inc.	United States	2,700,000	109,998,000
American Electric Power Co. Inc.	United States	10,000,000	380,200,000
Dominion Resources Inc.	United States	5,000,000	253,850,000
DTE Energy Co.	United States	2,200,000	107,844,000
Duke Energy Corp.	United States	10,000,000	199,900,000
[a,b] Dynegy Inc.	United States	9,000,000	37,080,000
Entergy Corp.	United States	6,500,000	430,885,000
Exelon Corp.	United States	2,000,000	85,220,000
FirstEnergy Corp.	United States	5,000,000	224,550,000
NextEra Energy Inc.	United States	8,000,000	432,160,000
PG&E Corp.	United States	12,905,000	546,010,550
Pinnacle West Capital Corp.	United States	5,000,000	214,700,000
PPL Corp.	United States	10,636,100	303,554,294
Progress Energy Inc.	United States	9,200,000	475,824,000
Public Service Enterprise Group Inc.	United States	15,000,000	500,550,000
Sempra Energy	United States	8,500,000	437,750,000
The Southern Co.	United States	8,500,000	360,145,000
TECO Energy Inc.	United States	10,000,000	171,300,000
Xcel Energy Inc.	United States	16,632,800	410,663,832
			5,682,184,676
Total Common Stocks and Other Equity Interests (Cost $18,090,533,653)			17,861,560,427

84 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
[d] Equity-Linked Securities 5.2%			
Consumer Discretionary 0.5%			
Credit Suisse into Lowe's Cos. Inc., 7.00%	United States	4,250,000	$ 82,781,925
[e] The Goldman Sachs Group Inc. into The Home Depot Inc., 8.00%, 144A	United States	4,500,000	148,374,000
[e] JPMorgan Chase & Co. into Target Corp., 6.25%, 144A	United States	1,500,000	73,603,500
			304,759,425
Energy 0.9%			
Barclays Capital into Weatherford International Ltd., 8.00%	United States	4,890,000	61,076,100
Citigroup Funding Inc. into Alpha Natural Resources Inc., 10.00%	United States	1,750,000	37,555,000
Credit Suisse AG into Halliburton Co., 8.00%	United States	1,180,000	38,821,764
Credit Suisse into Chesapeake Energy Corp., 7.50%	United States	5,460,000	134,205,162
[e] Deutsche Bank AG into Chesapeake Energy Corp., 8.50%, 144A	United States	2,500,000	64,210,000
[e] Morgan Stanley into BP PLC, 8.00%, 144A	United Kingdom	3,750,000	142,800,000
			478,668,026
Financials 0.8%			
Citigroup Funding Inc. into Bank of America, 8.50%	United States	8,000,000	50,617,040
Citigroup Funding Inc. into Wells Fargo & Co., 8.00%	United States	3,063,000	74,984,690
[e] The Goldman Sachs Group Inc. into Wells Fargo & Co., 7.00%, 144A	United States	3,100,000	76,135,070
[e] JPMorgan Chase & Co. into Citigroup Inc., 9.00%, 144A	United States	23,866,000	64,894,995
[e] Morgan Stanley into First Solar Inc., 8.00%, 144A	United States	550,000	38,365,250
[e] UBS AG into Ford Motor Co., 8.00%, 144A	United States	13,370,000	137,844,700
			442,841,745
Health Care 0.2%			
[e] The Goldman Sachs Group Inc. into Baxter International Inc., 6.50%, 144A	United States	2,000,000	106,722,000
Industrials 0.5%			
Citgroup into General Electric Co., 8.00%	United States	7,750,000	125,240,000
[e] JPMorgan Chase & Co. into General Electric Co., 7.50%, 144A	United States	4,400,000	68,535,720
[e] Morgan Stanley into The Boeing Co., 7.50%, 144A	United States	1,563,000	94,601,044
			288,376,764
Information Technology 0.9%			
Barclays Capital into Cisco Systems Inc., 7.00%	United States	4,874,000	75,936,920
Barclays Capital into Intel Corp., 7.00%	United States	4,740,000	101,104,200
[f] Credit Suisse into Intel Corp., 9.00%	United States	3,500,000	75,057,500
[e] Deutsche Bank AG into Intel Corp., 8.00%, 144A	United States	3,500,000	74,863,600
[e] The Goldman Sachs Group Inc. into Research In Motion Ltd., 8.00%, 144A	United States	1,750,000	36,373,225
[e] The Goldman Sachs Group Inc. into Xerox Corp., 8.00%, 144A	United States	7,200,000	51,433,848
[e] Morgan Stanley into Apple Inc., 7.50%, 144A	United States	200,000	73,745,000
			488,514,293

Annual Report | 85

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
[d] **Equity-Linked Securities (continued)**			
Materials 1.4%			
[e] Barclays Bank into Newmont Mining Corp., 7.50%, 144A	United States	1,750,000	$ 103,600,000
[e] Barclays Bank PLC into AngloGold Ashanti Ltd., 9.00%, 144A	South Africa	2,298,000	94,904,183
[e] Barclays Bank PLC into Nucor Corp., 8.00%, 144A	United States	2,000,000	63,253,400
Citgroup into Freeport-McMoran Copper & Gold Inc., 9.00%	United States	852,000	53,908,596
Credit Suisse into Barrick Gold Corp., 8.50%	Canada	2,100,000	97,655,460
[e] Deutsche Bank AG into AngloGold Ashanti Ltd., 8.00%, 144A	United States	1,014,000	42,242,733
[e] Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	1,800,000	58,977,720
[e] Deutsche Bank AG into Newmont Mining Corp., 7.00%, 144A	United States	2,000,000	115,605,800
[e] Morgan Stanley into Barrick Gold Corp., 7.50%, 144A	Canada	1,850,000	83,114,025
[e] UBS AG into Newmont Mining Corp., 8.00%, 144A	United States	900,000	55,983,420
			769,245,337
Total Equity-Linked Securities (Cost $3,593,822,637)			2,879,127,590
Convertible Preferred Stocks 4.0%			
Consumer Discretionary 0.2%			
General Motors Co., 4.75%, cvt. pfd., B	United States	2,850,000	99,978,000
Energy 0.6%			
ATP Oil & Gas Corp., 8.00%, cvt. pfd., B	United States	150,000	8,923,500
[e] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	150,000	170,251,500
[e] SandRidge Energy Inc., 7.00%, cvt. pfd., 144A	United States	1,300,000	138,125,000
			317,300,000
Financials 2.7%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	700,038	536,222,108
Citigroup Inc., 7.50%, cvt. pfd.	United States	1,504,200	119,779,446
[a] Fannie Mae, 5.375%, cvt. pfd.	United States	4,700	26,554,953
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000	61,335,500
[e] Forest City Enterprises Inc., 7.00%, cvt. pfd., 144A	United States	1,000,000	45,049,200
[a,g] Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P	United States	1,000,650	—
[a,g] Lehman Brothers Holdings Inc., 8.75%, cvt. pfd., Q	United States	550,000	—
MetLife Inc., 5.00%, cvt. pfd.	United States	3,500,000	197,960,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	512,900	530,595,050
			1,517,496,257
Health Care 0.3%			
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	250,000	182,812,500
Materials 0.1%			
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	1,293,000	63,318,210
Utilities 0.1%			
Nextera Energy Inc., 7.00%, cvt. pfd.	United States	32,407	1,617,109
Nextera Energy Inc., 8.38%, cvt. pfd.	United States	860,000	42,570,000
			44,187,109
Total Convertible Preferred Stocks (Cost $4,370,438,840)			2,225,092,076

86 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Preferred Stocks 0.7%			
Consumer Discretionary 0.0%[†]			
[a]Motors Liquidation Co., Escrow pfd., C	United States	11,000,000	$ 3,736,700
Financials 0.7%			
Ally Financial Inc., 8.50%, pfd., A	United States	1,200,000	20,940,000
Citigroup Capital XIII, 8.75%, pfd.	United States	1,870,000	49,386,700
[a]Fannie Mae, 6.75%, pfd.	United States	3,000,000	4,935,000
[a]Fannie Mae, 7.625%, pfd., R	United States	2,399,400	4,030,992
[a]Fannie Mae, 8.25%, pfd.	United States	11,784,000	22,389,600
[a]Freddie Mac, 8.375%, pfd., Z	United States	16,608,000	33,216,000
GMAC Capital Trust I, 8.125%, pfd.	United States	4,550,000	83,037,500
[e]GMAC Inc., 7.00%, pfd., 144A	United States	267,636	179,240,861
			397,176,653
Total Preferred Stocks (Cost $1,136,989,763)			400,913,353
		Principal Amount*	
Convertible Bonds 0.6%			
Financials 0.5%			
[h]iStar Financial Inc., cvt., senior note, FRN, 0.746%, 10/01/12	United States	289,000,000	254,782,400
Materials 0.1%			
[e]Cemex SAB de CV, cvt., sub. note, 144A,			
3.25%, 3/15/16	Mexico	68,310,000	34,797,114
3.75%, 3/15/18	Mexico	77,300,000	38,603,620
			73,400,734
Total Convertible Bonds (Cost $420,788,458)			328,183,134
Corporate Bonds 46.1%			
Consumer Discretionary 6.1%			
[e]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	67,900,000	63,486,500
[e,f]AE Escrow Corp., senior note, 144A, 9.75%, 3/15/20	United States	30,000,000	28,950,000
[e]AMC Networks Inc., senior note, 144A, 7.75%, 7/15/21	United States	15,400,000	15,862,000
Cablevision Systems Corp., senior note,			
8.625%, 9/15/17	United States	100,000,000	104,625,000
7.75%, 4/15/18	United States	150,000,000	152,250,000
8.00%, 4/15/20	United States	120,000,000	122,700,000
Caesars Entertainment Operating Co. Inc., secured note, 12.75%, 4/15/18	United States	25,000,000	17,062,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	217,347,163	248,862,502
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
7.875%, 4/30/18	United States	79,900,000	81,697,750
7.00%, 1/15/19	United States	50,000,000	48,750,000
6.50%, 4/30/21	United States	139,500,000	132,525,000
[e]144A, 7.00%, 1/15/19	United States	20,000,000	19,450,000
[e]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	39,000,000	38,805,000

Annual Report | 87

// Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
[a]Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 144A,			
8.00%, 6/15/19	United States	190,000,000	$ 149,625,000
8.25%, 6/15/21	United States	102,200,000	79,205,000
[a]CityCenter Holdings/Finance, senior secured note, 144A,			
7.625%, 1/15/16	United States	43,600,000	41,202,000
[i]PIK, 10.75%, 1/15/17	United States	30,611,916	27,279,809
Clear Channel Communications Inc., senior note,			
10.75%, 8/01/16	United States	65,800,000	34,133,750
9.00%, 3/01/21	United States	397,075,000	296,813,562
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	96,050,000	98,691,375
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	120,000,000	106,800,000
[a,j]Cumulus Media Inc., senior note, 144A, 7.75%, 5/01/19	United States	48,859,000	41,408,003
[b,c,i]Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	United States	81,136,340	17,444,313
[a]DISH DBS Corp., senior note, 144A, 6.75%, 6/01/21	United States	100,000,000	96,000,000
Ford Motor Credit Co. LLC,			
8.00%, 6/01/14	United States	78,000,000	83,557,500
senior note, 12.00%, 5/15/15	United States	38,600,000	46,609,500
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	112,700,000	115,235,750
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	150,000,000	152,062,500
Host Hotels & Resorts LP, senior note, T, 9.00%, 5/15/17	United States	56,750,000	61,573,750
[a]Jaguar Land Rover PLC, 144A,			
7.75%, 5/15/18	United Kingdom	12,500,000	11,319,775
8.125%, 5/15/21	United Kingdom	15,000,000	13,447,200
KB Home, senior note,			
5.75%, 2/01/14	United States	50,000,000	43,750,000
6.25%, 6/15/15	United States	90,000,000	72,450,000
9.10%, 9/15/17	United States	49,000,000	41,895,000
7.25%, 6/15/18	United States	70,500,000	55,695,000
MGM Resorts International, senior note,			
6.75%, 4/01/13	United States	35,000,000	34,125,000
11.375%, 3/01/18	United States	25,000,000	25,125,000
[a]144A, 10.00%, 11/01/16	United States	120,000,000	114,000,000
[a]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	93,200,000	76,657,000
[a]Unitymedia Hessen/NRW, senior secured note, 144A,8.125%,			
12/01/17	Germany	47,700,000	48,137,170
12/01/17	Germany	43,900,000 EUR	58,823,023
[a]Univision Communications Inc., senior note, 144A, 8.50%, 5/15/21	United States	50,000,000	39,250,000
[a]UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	23,100,000 EUR	29,980,103
[a]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	110,000,000	103,950,000
Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	35,800,000 GBP	57,989,248
Visant Corp., senior note, 10.00%, 10/01/17	United States	46,800,000	43,524,000
			3,392,785,583

38 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Staples 1.1%			
[e]Boparan Holdings Ltd., senior note, 144A,			
9.75%, 4/30/18	United Kingdom	55,950,000 EUR	$ 59,672,748
9.875%, 4/30/18	United Kingdom	30,000,000 GBP	36,805,302
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	60,100,000	61,151,750
JBS USA LLC/Finance Inc., senior note,			
11.625%, 5/01/14	Brazil	120,000,000	129,600,000
[e]144A, 7.25%, 6/01/21	Brazil	35,000,000	29,050,000
Rite Aid Corp., senior bond, 6.875%, 8/15/13	United States	20,000,000	19,050,000
[i]SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	223,000,000	211,850,000
[e]U.S. Foodservice, senior note, 144A, 8.50%, 6/30/19	United States	50,000,000	45,375,000
			592,554,800
Energy 7.6%			
Antero Resources Finance, senior note,			
9.375%, 12/01/17	United States	106,200,000	110,979,000
[e]144A, 7.25%, 8/01/19	United States	33,100,000	31,610,500
[e]Arch Coal Inc., senior note, 144A, 7.25%, 6/15/21	United States	55,750,000	53,938,125
ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	90,000,000	63,112,500
[b]Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	58,135,500	60,170,243
[e]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	167,000,000	142,785,000
Chesapeake Energy Corp., senior note,			
9.50%, 2/15/15	United States	45,000,000	50,962,500
6.50%, 8/15/17	United States	173,000,000	179,920,000
6.875%, 8/15/18	United States	94,000,000	97,290,000
7.25%, 12/15/18	United States	188,065,000	201,229,550
6.875%, 11/15/20	United States	143,000,000	150,150,000
6.125%, 2/15/21	United States	30,000,000	30,375,000
[e]Compagnie Generale de Geophysique-Veritas, senior note, 144A, 6.50%, 6/01/21	France	75,000,000	70,312,500
[e]Connacher Oil and Gas Ltd., secured note, 144A, 8.50%, 8/01/19	Canada	60,000,000	46,500,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	80,850,000	85,498,875
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	32,800,000	33,784,000
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	230,000,000	268,071,900
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	48,700,000	50,282,750
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	95,075,000	93,173,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	46,374,000
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	198,000,000	173,250,000
Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	36,075,000	35,714,250
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	100,000,000	103,500,000
7.75%, 2/01/21	United States	75,000,000	75,375,000
[e]NFR Energy LLC/NFR Finance Corp., senior note, 144A, 9.75%, 2/15/17	United States	35,000,000	30,975,000

Annual Report | 89

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
[e]OGX Petroleo E Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	75,000,000	$ 67,593,750
Petrohawk Energy Corp., senior note,			
10.50%, 8/01/14	United States	24,650,000	27,792,875
7.875%, 6/01/15	United States	100,000,000	107,375,000
[e]Petroplus Finance Ltd., senior note, 144A,			
6.75%, 5/01/14	Switzerland	150,000,000	131,250,000
7.00%, 5/01/17	Switzerland	130,000,000	105,950,000
9.375%, 9/15/19	Bermuda	94,930,000	81,639,800
Plains Exploration & Production Co., senior note, 8.625%, 10/15/19	United States	50,000,000	54,000,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	90,000,000	88,650,000
[c]Sabine Pass LNG LP, senior secured note,			
7.25%, 11/30/13	United States	100,000,000	97,250,000
7.50%, 11/30/16	United States	230,000,000	213,900,000
SandRidge Energy Inc., senior note,			
8.75%, 1/15/20	United States	100,000,000	98,500,000
[e]144A, 9.875%, 5/15/16	United States	106,300,000	110,020,500
[e]144A, 8.00%, 6/01/18	United States	236,200,000	223,209,000
[e]144A, 7.50%, 3/15/21	United States	110,900,000	102,582,500
[h]FRN, 3.871%, 4/01/14	United States	80,000,000	77,507,680
SESI LLC, senior note, 6.875%, 6/01/14	United States	117,000,000	117,877,500
Tesoro Corp., senior note, 9.75%, 6/01/19	United States	36,400,000	39,494,000
[e]W&T Offshore Inc., senior note, 144A, 8.50%, 6/15/19	United States	144,900,000	141,277,500
[e]Western Refining Inc.,			
[h]senior note, 144A, FRN, 10.75%, 6/15/14	United States	25,000,000	26,312,500
senior secured note, 144A, 11.25%, 6/15/17	United States	15,000,000	16,275,000
			4,213,791,798
Financials 9.1%			
Ally Financial Inc., senior note,			
6.25%, 12/01/17	United States	135,000,000	118,192,635
8.00%, 3/15/20	United States	40,000,000	37,000,000
[k]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	85,140,000
[e]CIT Group Inc., secured bond, 144A,7.00%,			
5/04/15	United States	475,000,000	472,031,250
5/02/16	United States	1,165,000,000	1,132,962,500
5/02/17	United States	955,000,000	926,350,000
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	110,159,000	115,116,155
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	42,250,000	40,771,250
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	35,000,000	29,050,000
International Lease Finance Corp., senior note,			
8.75%, 3/15/17	United States	130,000,000	130,975,000
8.875%, 9/01/17	United States	63,300,000	63,933,000
8.25%, 12/15/20	United States	57,500,000	56,493,750

90 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Financials (continued)			
iStar Financial Inc., senior note,			
5.15%, 3/01/12	United States	12,500,000	$ 12,125,000
5.50%, 6/15/12	United States	2,500,000	2,406,250
8.625%, 6/01/13	United States	195,000,000	179,400,000
5.875%, 3/15/16	United States	27,000,000	21,600,000
[k]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	865,000,000	890,950,000
[a,h]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	100,000,000	120,000,000
[a,k]M&T Bank Corp., 144A, 6.875% to 6/15/16, FRN thereafter, Perpetual	United States	100,000,000	99,500,000
[k]Wells Fargo Capital XIII, pfd., 7.70% to 3/26/13, FRN thereafter, Perpetual	United States	44,500,000	44,722,500
[k]Wells Fargo Capital XV, pfd., 9.75% to 9/26/13, FRN thereafter, Perpetual	United States	449,600,000	449,600,000
			5,028,319,290
Health Care 4.7%			
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	415,000,000	408,775,000
[a]Giant Funding Corp., senior note, 144A, 8.25%, 2/01/18	Spain	38,500,000	38,692,500
[a]HCA Holdings Inc., senior note, 144A, 7.75%, 5/15/21	United States	125,000,000	117,812,500
HCA Inc.,			
senior note, 6.375%, 1/15/15	United States	169,455,000	165,642,263
senior note, 6.50%, 2/15/16	United States	175,000,000	168,000,000
[f]senior note, 8.00%, 10/01/18	United States	85,000,000	83,193,750
senior note, 7.50%, 2/15/22	United States	235,000,000	217,375,000
senior secured note, 8.50%, 4/15/19	United States	80,000,000	85,200,000
senior secured note, 6.50%, 2/15/20	United States	244,300,000	239,414,000
senior secured note, 7.875%, 2/15/20	United States	40,000,000	41,600,000
[a]Mylan Inc., senior note, 144A, 6.00%, 11/15/18	United States	48,800,000	47,702,000
Tenet Healthcare Corp.,			
senior note, 9.875%, 7/01/14	United States	30,000,000	31,200,000
senior note, 8.00%, 8/01/20	United States	178,600,000	162,972,500
[h]senior note, FRN, 9.25%, 2/01/15	United States	115,000,000	115,575,000
senior secured note, 9.00%, 5/01/15	United States	197,500,000	209,350,000
senior secured note, 10.00%, 5/01/18	United States	275,000,000	299,062,500
Vanguard Health Holding Co. II LLC/Inc., senior note,			
8.00%, 2/01/18	United States	151,000,000	139,297,500
7.75%, 2/01/19	United States	36,265,000	32,502,506
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	2,178,000	1,426,590
			2,604,793,609
Industrials 2.9%			
[a]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	86,000,000	79,227,500
[a]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	210,000,000	177,450,000
[a]Aviation Capital Group, 144A, 6.75%, 4/06/21	United States	58,520,000	56,399,352

Annual Report | 91

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Industrials (continued)			
[e]Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	11,800,000	$ 11,593,500
8.375%, 12/01/17	United Kingdom	79,974,000	71,176,860
11.50%, 4/01/18	United Kingdom	231,850,000	211,921,438
[e]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	51,178,000	52,969,230
Hertz Corp., senior note,			
8.875%, 1/01/14	United States	41,834,000	42,043,170
7.50%, 10/15/18	United States	73,900,000	70,944,000
6.75%, 4/15/19	United States	142,775,000	130,282,187
7.375%, 1/15/21	United States	45,000,000	41,343,750
Interactive Data Corp., senior note, 10.25%, 8/01/18	United States	32,500,000	35,100,000
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	63,800,000	62,683,500
8.50%, 11/01/20	United States	32,100,000	29,211,000
[e]Pinafore LLC/Inc., senior secured note, 144A, 9.25%, 10/01/18	United States	23,106,000	23,799,180
RBS Global & Rexnord Corp.,			
senior note, 8.50%, 5/01/18	United States	184,350,000	177,436,875
senior sub. note, 11.75%, 8/01/16	United States	97,000,000	99,425,000
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note, 10.25%, 11/15/19	United States	45,000,000	44,325,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	185,000,000	164,650,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	55,000,000	50,600,000
			1,632,581,542
Information Technology 6.1%			
Advanced Micro Devices Inc., senior note, 8.125%, 12/15/17	United States	31,700,000	31,858,500
[e]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	135,000,000	119,475,000
CDW LLC/Finance Corp.,			
senior note, 11.00%, 10/12/15	United States	3,089,000	3,096,722
[e]senior secured note, 144A, 8.00%, 12/15/18	United States	50,000,000	49,250,000
senior sub. note, 12.535%, 10/12/17	United States	45,000,000	43,200,000
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	75,000,000	62,250,000
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	33,200,000	32,536,000
First Data Corp.,			
[e]senior bond, 144A, 12.625%, 1/15/21	United States	515,000,000	383,675,000
senior note, 9.875%, 9/24/15	United States	120,000,000	101,100,000
senior note, 9.875%, 9/24/15	United States	15,000,000	12,562,500
[i]senior note, PIK, 10.55%, 9/24/15	United States	66,592,988	54,273,285
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	380,000,000	302,100,000
[e]senior secured note, 144A, 8.875%, 8/15/20	United States	25,000,000	23,625,000
[e,i]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	223,158,000	177,410,610
senior sub. note, 11.25%, 3/31/16	United States	581,000,000	395,080,000
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	160,696,000	163,909,920
senior note, 10.125%, 12/15/16	United States	205,000,000	209,612,500

92 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Information Technology (continued)			
Freescale Semiconductor Inc., (continued)			
ᵢsenior note, 8.05%, 2/01/20	United States	226,000,000	$ 205,660,000
senior note, 10.75%, 8/01/20	United States	139,258,000	139,954,290
ᵉsenior secured note, 144A, 10.125%, 3/15/18	United States	79,668,000	83,253,060
ᵉsenior secured note, 144A, 9.25%, 4/15/18	United States	200,000,000	206,500,000
ᵉNXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	36,800,000	38,778,000
Sanmina-SCI Corp.,			
ᵉsenior note, 144A, 7.00%, 5/15/19	United States	60,000,000	54,300,000
senior sub. note, 8.125%, 3/01/16	United States	75,000,000	75,937,500
ᵉSterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	46,400,000	44,312,000
SunGard Data Systems Inc.,			
senior note, 10.625%, 5/15/15	United States	55,000,000	57,612,500
senior note, 7.375%, 11/15/18	United States	50,000,000	46,750,000
senior note, 7.625%, 11/15/20	United States	100,000,000	93,500,000
senior sub. note, 10.25%, 8/15/15	United States	85,000,000	86,275,000
ViaSat Inc., senior note, 8.875%, 9/15/16	United States	47,750,000	48,705,000
			3,346,552,387
Materials 2.8%			
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	80,000,000	68,400,000
ᵉBuilding Materials Corp. of America, senior note, 144A, 6.75%, 5/01/21	United States	40,000,000	38,100,000
ᵉCemex Finance LLC, senior secured note, 144A, 9.50%, 12/14/16	United States	50,000,000	36,750,000
ᵉCemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	175,000,000	118,343,750
ᵉDynacast International LLC/Finance Inc., secured note, 144A, 9.25%, 7/15/19	United States	50,000,000	45,500,000
ᵉFMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	75,750,000	70,826,250
6.875%, 2/01/18	Australia	85,600,000	75,756,000
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	126,500,000	117,012,500
ᵉIneos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	40,600,000	38,773,000
ᵉIneos Group Holdings Ltd., senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	193,000,000 EUR	178,518,028
ᵉKerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	53,700,000 EUR	59,879,727
ᵉKinove German Bondco GmbH,			
senior secured bond, 144A, 10.00%, 6/15/18	Germany	24,800,000 EUR	28,588,551
senior secured note, 144A, 9.625%, 6/15/18	Germany	26,200,000	23,842,000
ᵉReynolds Group Issuer Inc./LLC/SA,			
senior note, 144A, 8.75%, 5/15/18	United States	99,900,000	84,915,000
senior note, 144A, 9.00%, 4/15/19	United States	100,100,000	84,834,750
senior note, 144A, 9.875%, 8/15/19	United States	80,000,000	70,800,000
senior note, 144A, 8.25%, 2/15/21	United States	40,000,000	31,600,000
senior secured note, 144A, 7.125%, 4/15/19	United States	29,300,000	27,395,500
senior secured note, 144A, 7.875%, 8/15/19	United States	85,000,000	82,450,000
senior secured note, 144A, 6.875%, 2/15/21	United States	42,500,000	38,409,375

Annual Report | 93

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
[e,f]Sealed Air Corp., senior note, 144A,			
8.125%, 9/15/19	United States	37,700,000	$ 38,171,250
8.375%, 9/15/21	United States	18,300,000	18,528,750
[j]United States Steel Corp., senior note, 7.375%, 4/01/20	United States	35,000,000	31,675,000
Vulcan Materials Co., senior note,			
6.50%, 12/01/16	United States	60,000,000	55,400,100
[j]7.50%, 6/15/21	United States	67,000,000	62,688,952
			1,527,158,483
Telecommunication Services 1.1%			
[e]Clearwire Communications LLC/Finance, senior secured note, 144A, 12.00%, 12/01/15	United States	40,000,000	33,900,000
[e]Clearwire Corp., senior secured note, 144A, 12.00%, 12/01/15	United States	115,900,000	98,804,750
Cricket Communications Inc., senior note,			
7.75%, 10/15/20	United States	179,000,000	156,177,500
[e]144A, 7.75%, 10/15/20	United States	41,000,000	35,465,000
[e]EH Holding Corp., senior secured note, 144A, 6.50%, 6/15/19	United States	50,000,000	48,375,000
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	17,975,000	17,525,625
8.50%, 4/15/20	United States	51,150,000	49,871,250
8.75%, 4/15/22	United States	48,900,000	48,777,750
[e]Intelsat Jackson Holdings SA, senior note, 144A, 7.50%, 4/01/21	Luxembourg	70,000,000	65,275,000
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	35,200,000	32,912,000
			587,083,875
Utilities 4.6%			
[e]AES Corp., senior note, 144A, 7.375%, 7/01/21	United States	34,700,000	32,965,000
[e]Calpine Construction Finance, senior secured note, 144A, 8.00%, 6/01/16	United States	24,500,000	25,235,000
[e]Calpine Corp., senior secured note, 144A,			
7.25%, 10/15/17	United States	31,000,000	30,070,000
7.875%, 7/31/20	United States	61,000,000	59,170,000
7.50%, 2/15/21	United States	120,000,000	115,200,000
7.875%, 1/15/23	United States	115,000,000	111,550,000
[b]Dynegy Holdings Inc., senior note,			
7.50%, 6/01/15	United States	211,500,000	136,417,500
7.50%, 6/01/15	United States	150,000,000	95,250,000
8.375%, 5/01/16	United States	355,235,000	216,693,350
7.75%, 6/01/19	United States	307,500,000	187,575,000
[b]Dynegy Roseton Danskammer Pass Through Trust, secured bond, B, 7.67%, 11/08/16	United States	43,300,000	24,031,500
Energy Future Holdings Corp., senior note, R, 6.55%, 11/15/34	United States	131,515,000	49,318,125
GenOn Energy Inc., senior note,			
7.625%, 6/15/14	United States	150,000,000	147,375,000
7.875%, 6/15/17	United States	180,000,000	166,500,000
[e]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	60,000,000	61,387,500
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	75,000,000	74,625,000

94 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities (continued)			
Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	12,700,000	$ 14,605,750
Texas Competitive Electric Holdings Co. LLC, senior note,			
A, 10.25%, 11/01/15	United States	1,030,000,000	391,400,000
[i]PIK, 10.50%, 11/01/16	United States	40,280,792	16,357,667
[e]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,			
144A, 11.50%, 10/01/20	United States	100,000,000	80,500,000
B, 144A, 15.00%, 4/01/21	United States	807,290,000	496,483,350
			2,532,709,742
Total Corporate Bonds (Cost $27,140,301,619)			25,458,331,109
[h,l]**Senior Floating Rate Interests 8.5%**			
Consumer Discretionary 2.6%			
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18	United States	50,000,000	48,125,000
Caesars Entertainment Operating Co. Inc., Incremental Term Loan, 9.50%, 10/01/16	United States	98,250,000	97,464,000
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	331,706,250	292,039,822
Clear Channel Communications Inc., Tranche B Term Loan, 3.889%, 1/29/16	United States	603,439,606	431,233,028
ClubCorp Club Operations Inc., Term B Loan, 6.00%, 11/30/16	United States	34,737,500	33,608,531
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	455,000,000	423,718,750
[b]Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	5,397,761	3,697,467
MGM Mirage, Class C Loan, 7.00%, 3/21/14	United States	20,000,000	19,042,200
[b]R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	49,377,618	22,960,593
SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	23,878,288	10,711,108
U.S. Foodservice Inc., Term Loan, 5.75%, 3/31/17	United States	49,875,000	47,298,108
Univision Communications Inc., Initial Term Loan, 2.239%, 9/29/14	United States	17,482,952	15,800,218
			1,445,698,825
Consumer Staples 0.2%			
BJ's Wholesale Club Inc.,			
First Lien Term Loan, 8.00%, 9/30/18	United States	75,000,000	72,616,050
Second Lien Term Loan, 10.00%, 3/30/19	United States	25,000,000	24,265,625
			96,881,675
Financials 0.8%			
iStar Financial Inc., Tranche A2 Term Loan, 7.00%, 6/30/14	United States	425,000,000	404,509,050
Industrials 0.4%			
Allison Transmission Inc., Term Loan B, 2.98%, 8/07/14	United States	14,667,174	13,845,812
Altegrity Inc.,			
Term Loan B, 2.981%, 2/21/15	United States	76,808,050	69,127,245
Tranche D Term Loan, 7.75%, 2/21/15	United States	55,770,293	54,654,887
Ceva Group PLC,			
Dollar Tranche B L/C, 5.369%, 8/31/16	United Kingdom	13,684,211	12,692,105
EGL Tranche B Term Loans, 5.253%, 8/31/16	United Kingdom	79,897,232	74,104,682
			224,424,731

Annual Report | 95

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
[h,l] **Senior Floating Rate Interests (continued)**			
Information Technology 1.8%			
Datatel Inc., Bridge Loan, 10.75%, 9/26/12	United States	100,000,000	$ 99,424,000
First Data Corp.,			
2018 Term Loan, 4.235%, 3/24/18	United States	302,993,460	250,253,812
Term Loan B-1, 2.985%, 9/24/14	United States	141,240,254	124,097,218
Term Loan B-2, 2.985%, 9/24/14	United States	302,210,154	265,126,550
Term Loan B-3, 2.985%, 9/24/14	United States	42,244,638	37,078,457
Freescale Semiconductor Inc., Extended Term Loan, 4.472%, 12/01/16	United States	61,046,794	56,086,742
Go Daddy Operating Co. LLC, Initial Term Loan, 8.00%, 9/28/18	United States	110,000,000	104,742,000
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	55,000,000	51,012,500
			987,821,279
Utilities 2.7%			
[b] Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	17,500,000	17,077,077
[b] Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	32,500,000	32,088,680
Texas Competitive Electric Holdings Co. LLC,			
[f] 2014 Term Loan, 3.726% - 3.772%, 10/10/14	United States	70,000,000	49,670,810
2017 Term Loan, 4.726% - 4.772%, 10/10/17	United States	1,979,629,781	1,333,157,921
Extended LC, 4.739%, 10/10/17	United States	100,000,000	69,000,000
			1,500,994,488
Total Senior Floating Rate Interests (Cost $5,321,667,666)			4,660,330,048
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $210,148,115) 0.4%			
Financials 0.4%			
[a,h] Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.979%, 11/15/15	United States	241,549,558	215,645,904
Municipal Bonds 0.6%			
California State GO,			
7.95%, 3/01/36	United States	147,300,000	167,282,718
5.25%, 11/01/40	United States	16,900,000	17,783,532
Build America Bonds, 7.60%, 11/01/40	United States	61,300,000	75,901,047
Various Purpose, 6.00%, 11/01/39	United States	4,960,000	5,522,613
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	9,070,000	8,617,861
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	8,765,000	8,764,649
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series A, 5.50%, 8/01/42	United States	22,775,000	23,872,527
San Joaquin County Transportation Authority Sales Tax Revenue, Refunding, 5.50%, 3/01/41	United States	21,030,000	23,359,703
Total Municipal Bonds (Cost $284,866,117)			331,104,650
Total Investments before Short Term Investments (Cost $60,569,556,868)			54,360,288,291

96 | Annual Report

Annual Report | 97

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Income Fund

See Abbreviations on page 144.

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 10 regarding holdings of 5% voting securities.

[c]At September 30, 2011, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]See Note 1(f) regarding equity-linked securities.

[f]A portion or all of the security purchased on a when-issued or delayed delivery. See Note 1(d).

[g]Security has been deemed illiquid because it may not be able to be sold within seven days.

[h]The coupon rate shown represents the rate at period end.

[i]Income may be received in additional securities and/or cash.

[j]A portion or all of the security is on loan at September 30, 2011. See Note 1(g).

[k]Perpetual security with no stated maturity date.

[l]See Note 1(h) regarding senior floating rate interests.

[n]See Note 1(g) regarding securities on loan.

[o]The rate shown is the annualized seven-dayyield at period end.

[p]See Note 1(c) regarding joint repurchase agreement.

[q]A portion of the security is traded on a discount basis with no stated coupon rate.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

Franklin Custodian Funds

Statement of Investments, September 30, 2011

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 98.2%		
Government National Mortgage Association (GNMA) Fixed Rate 98.2%		
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$ 70,707	$ 77,170
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	162,532	176,833
GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15	78,443	79,191
GNMA GP 30 Year, 11.50%, 3/15/13 - 5/15/13	8,055	8,128
GNMA GP 30 Year, 11.75%, 8/15/13	1,808	1,825
GNMA GP 30 Year, 12.75%, 5/15/14	2,440	2,465
GNMA I SF 15 Year, 6.50%, 5/15/18	447,597	457,039
[a]GNMA I SF 30 Year, 4.00%, 6/15/39 - 9/15/41	591,570,750	633,847,244
GNMA I SF 30 Year, 4.50%, 8/15/40	170,318,066	185,385,150
GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/15/41	1,709,946,998	1,863,756,877
GNMA I SF 30 Year, 5.00%, 8/15/39	133,904,031	147,220,123
GNMA I SF 30 Year, 5.00%, 2/15/33 - 6/15/40	1,777,643,951	1,961,455,802
GNMA I SF 30 Year, 5.00%, 9/15/40	97,444,991	107,135,412
GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/40	928,787,928	1,030,237,915
GNMA I SF 30 Year, 6.00%, 10/15/23 - 12/15/39	769,220,520	860,956,882
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	178,391,005	205,025,377
GNMA I SF 30 Year, 6.75%, 3/15/26	36,156	41,600
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32	112,571,101	130,776,058
GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26	443,231	513,458
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	35,331,494	41,168,657
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	276,761	319,440
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	21,028,062	23,910,347
GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25	4,359,343	5,000,587
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	5,612,363	6,364,077
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	3,572,910	4,122,553
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	4,464,430	4,996,717
GNMA I SF 30 Year, 10.50%, 5/15/13 - 10/15/21	3,116,053	3,407,877
GNMA I SF 30 Year, 11.00%, 1/15/13 - 5/15/21	1,789,151	1,916,976
GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16	397,359	410,698
GNMA I SF 30 Year, 12.00%, 11/15/12 - 1/15/18	2,124,417	2,178,156
GNMA I SF 30 Year, 12.50%, 10/15/12 - 1/15/16	1,181,803	1,206,702
GNMA I SF 30 Year, 13.00%, 1/15/12 - 9/15/15	1,178,174	1,200,488
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	30,082	33,266
GNMA II GP 30 Year, 11.50%, 8/20/13	5,682	5,733
GNMA II SF 30 Year, 4.00%, 11/20/40	143,960,059	154,293,996
GNMA II SF 30 Year, 4.00%, 5/20/40 - 12/20/40	119,889,889	128,495,988
GNMA II SF 30 Year, 4.50%, 12/20/39	122,163,502	132,665,213
[a]GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/01/40	241,106,153	261,971,720
GNMA II SF 30 Year, 4.50%, 5/20/41	153,917,822	167,149,274
GNMA II SF 30 Year, 4.50%, 6/20/41	330,246,865	358,636,335
GNMA II SF 30 Year, 4.50%, 7/20/41	100,559,194	109,203,704
GNMA II SF 30 Year, 5.00%, 9/20/33	112,041,476	123,962,175
GNMA II SF 30 Year, 5.00%, 7/20/33 - 6/20/40	366,454,122	404,114,906
GNMA II SF 30 Year, 5.50%, 6/20/34 - 4/20/40	495,544,809	551,649,201
GNMA II SF 30 Year, 6.00%, 10/20/23 - 7/20/39	362,451,103	405,519,475
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	113,416,418	128,969,104
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	20,637,469	24,096,373

104 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Government National Mortgage Association (GNMA) Fixed Rate (continued)		
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	$ 3,918,490	$ 4,559,309
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	1,907,686	2,224,438
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	945,256	1,090,380
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	266,585	308,424
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	194,662	231,237
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	356,286	413,982
GNMA II SF 30 Year, 10.50%, 8/20/14 - 2/20/21	854,071	952,931
GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21	151,787	165,935
GNMA II SF 30 Year, 11.50%, 9/20/13 - 1/20/18	71,146	76,030
GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16	108,501	114,714
GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15	62,134	66,686
GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15	48,666	49,207
Total Mortgage-Backed Securities (Cost $9,535,825,240)		10,184,377,560
	Shares	
Short Term Investments (Cost $206,794,498) 2.0%		
Money Market Funds 2.0%		
[illegible]Institutional Fiduciary Trust Money Market Portfolio	206,794,498	206,794,498
Total Investments (Cost $9,742,619,738) 100.2%		10,391,172,058
Other Assets, less Liabilities (0.2)%		(22,602,783)
Net Assets 100.0%		$10,368,569,275

See Abbreviations on page 144.

aA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(d).
bNon-income producing.
cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2011

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 95.3%			
Diversified Telecommunication Services 2.8%			
AT&T Inc.	United States	1,800,000	$ 51,336,000
Verizon Communications Inc.	United States	1,000,000	36,800,000
			88,136,000
Electric Utilities 49.7%			
American Electric Power Co. Inc.	United States	3,200,000	121,664,000
Cleco Corp.	United States	700,000	23,898,000
Duke Energy Corp.	United States	4,000,000	79,960,000
Edison International	United States	3,000,000	114,750,000
Entergy Corp.	United States	1,800,000	119,322,000
Exelon Corp.	United States	1,900,000	80,959,000
FirstEnergy Corp.	United States	2,400,000	107,784,000
Great Plains Energy Inc.	United States	2,700,000	52,110,000
Hawaiian Electric Industries Inc.	United States	700,000	16,996,000
IDACORP Inc.	United States	310,300	11,723,134
NextEra Energy Inc.	United States	2,300,000	124,246,000
Northeast Utilities	United States	900,000	30,285,000
NV Energy Inc.	United States	5,800,000	85,318,000
Pinnacle West Capital Corp.	United States	1,400,000	60,116,000
PNM Resources Inc.	United States	3,300,000	54,219,000
Portland General Electric Co.	United States	900,000	21,321,000
PPL Corp.	United States	3,800,000	108,452,000
Progress Energy Inc.	United States	1,900,000	98,268,000
Scottish and Southern Energy PLC	United Kingdom	1,500,000	30,071,673
The Southern Co.	United States	3,500,000	148,295,000
UIL Holdings Corp.	United States	1,360,000	44,784,800
Westar Energy Inc.	United States	1,500,000	39,630,000
			1,574,172,607
Gas Utilities 0.8%			
Questar Corp.	United States	1,500,000	26,565,000
Independent Power Producers & Energy Traders 3.0%			
Constellation Energy Group	United States	2,500,000	95,150,000
Multi-Utilities 32.6%			
Alliant Energy Corp.	United States	1,500,000	58,020,000
CenterPoint Energy Inc.	United States	3,600,000	70,632,000
CMS Energy Corp.	United States	1,400,000	27,706,000
Consolidated Edison Inc.	United States	900,000	51,318,000
Dominion Resources Inc.	United States	1,600,000	81,232,000
DTE Energy Co.	United States	800,000	39,216,000
MDU Resources Group Inc.	United States	861,200	16,526,428
National Grid PLC	United Kingdom	8,599,957	85,160,249
NiSource Inc.	United States	1,400,000	29,932,000
PG&E Corp.	United States	2,600,000	110,006,000
Public Service Enterprise Group Inc.	United States	3,400,000	113,458,000
SCANA Corp.	United States	1,000,000	40,450,000
Sempra Energy	United States	2,400,000	123,600,000
TECO Energy Inc.	United States	1,500,000	25,695,000
Vectren Corp.	United States	900,000	24,372,000

Annual Report | 111

Franklin Custodian Funds

Statement of Investments, September 30, 2011 *(continued)*

Franklin Utilities Fund	Country	Shares	Value
Common Stocks (continued)			
Multi-Utilities (continued)			
Wisconsin Energy Corp.	United States	2,000,000	$ 62,580,000
Xcel Energy Inc.	United States	3,000,000	74,070,000
			1,033,973,677
Oil, Gas & Consumable Fuels 3.6%			
[a] Kinder Morgan Inc.	United States	600,000	15,534,000
Spectra Energy Corp.	United States	2,000,000	49,060,000
The Williams Cos. Inc.	United States	2,000,000	48,680,000
			113,274,000
Water Utilities 2.8%			
American Water Works Co. Inc.	United States	1,970,400	59,466,672
United Utilities Group PLC	United Kingdom	2,960,189	28,614,248
			88,080,920
Total Common Stocks (Cost $2,200,689,337)			3,019,352,204
		Principal Amount	
Corporate Bonds 2.4%			
Electric Utilities 1.4%			
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	$25,000,000	35,016,525
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	6,840,821	7,776,426
			42,792,951
Independent Power Producers & Energy Traders 0.8%			
Energy Future Holdings Corp., senior secured note, 10.00%, 1/15/20	United States	24,225,000	23,619,375
Multi-Utilities 0.2%			
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,676,448
Total Corporate Bonds (Cost $65,488,159)			74,088,774
Total Investments before Short Term Investments (Cost $2,266,177,496)			3,093,440,978
		Shares	
Short Term Investments 3.1%			
Money Market Funds (Cost $90,028,789) 2.8%			
[b,c] Institutional Fiduciary Trust Money Market Portfolio	United States	90,028,789	90,028,789
[d] **Investments from Cash Collateral Received for Loaned Securities (Cost $9,558,000) 0.3%**			
Money Market Funds 0.3%			
[e] BNY Mellon Overnight Government Fund, 0.09%		9,558,000	9,558,000
Total Investments (Cost $2,365,764,285) 100.8%			3,193,027,767
Other Assets, less Liabilities (0.8)%			(25,204,269)
Net Assets 100.0%			$3,167,823,498

[a] A portion or all of the security is on loan at September 30, 2011. See Note 1(g).
[b] Non-income producing.
[c] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d] See Note 1(g) regarding securities on loan.
[e] The rate shown is the annualized seven-dayyield at period end.

Franklin Custodian Funds

Financial Statements

Statements of Assets and Liabilities

September 30, 2011

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$539,541,758	$3,038,452,378	$58,335,358,867
Cost - Non-controlled affiliated issuers (Note 10)	—	—	2,267,923,991
Cost - Sweep Money Fund (Note 7)	40,172,561	206,495,947	345,623,348
Cost - Repurchase agreements	—	—	852,916,355
Total cost of investments	$579,714,319	$3,244,948,325	$61,801,822,561
Value - Unaffiliated issuers	$820,939,888	$4,458,333,349	$53,043,720,737
Value - Non-controlled affiliated issuers (Note 10)	—	—	1,350,203,210
Value - Sweep Money Fund (Note 7)	40,172,561	206,495,947	345,623,348
Value - Repurchase agreements	—	—	852,916,355
Total value of investments[a]	861,112,449	4,664,829,296	55,592,463,650
Cash	—	146,558	7,037,557
Receivables:			
Investment securities sold	10,994,489	—	167,278,805
Capital shares sold	2,078,501	10,599,856	111,635,750
Dividends and interest	332,773	4,093,348	742,176,571
Other assets	45,665	2,089	1,825,017
Total assets	874,563,877	4,679,671,147	56,622,417,350
Liabilities:			
Payables:			
Investment securities purchased	4,918,541	9,507,609	1,173,557,133
Capital shares redeemed	1,477,816	7,096,295	110,391,475
Affiliates	912,595	4,461,410	47,805,113
Allocator Funds (Note 11)	10,158	60,683	144,056
Payable upon return of securities loaned	—	—	33,725,990
Accrued expenses and other liabilities	253,407	1,373,726	10,402,656
Total liabilities	7,572,517	22,499,723	1,376,026,423
Net assets, at value	$866,991,360	$4,657,171,424	$55,246,390,927
Net assets consist of:			
Paid-in capital	$588,999,968	$3,264,387,431	$66,326,663,957
Undistributed net investment income (loss)	—	8,059,403	—
Distributions in excess of net investment income	—	—	(50,814,383)
Net unrealized appreciation (depreciation)	281,403,706	1,419,878,277	(6,210,020,463)
Accumulated net realized gain (loss)	(3,412,314)	(35,153,687)	(4,819,438,184)
Net assets, at value	$866,991,360	$4,657,171,424	$55,246,390,927

[a]The Franklin Income Fund includes $31,443,223 of securities loaned.

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements *(continued)*

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:			
Dividends:			
Unaffiliated issuers	$ 4,457,221	$ 63,688,302	$ 957,482,494
Non-controlled affiliated issuers (Note 10)	—	—	28,478,289
Interest:			
Unaffiliated issuers	—	277,453	2,715,001,602
Non-controlled affiliated issuers (Note 10)	—	—	237,635,689
Income from securities loaned	574	—	3,975,345
Total investment income	4,457,795	63,965,755	3,942,573,419
Expenses:			
Management fees (Note 3a)	4,200,866	21,531,162	225,739,454
Distribution fees: (Note 3c)			
Class A	1,673,906	8,095,577	52,600,546
Class B	88,206	387,944	13,234,430
Class B1	—	—	111,329
Class C	1,121,230	4,227,015	111,759,608
Class R	50,944	1,142,075	1,971,298
Transfer agent fees (Note 3e)	1,644,522	8,755,559	48,751,212
Special servicing agreement fees (Note 11)	75,744	614,279	2,158,491
Custodian fees (Note 4)	38,177	82,467	1,479,612
Reports to shareholders	116,351	545,798	3,334,919
Registration and filing fees	108,554	308,127	1,460,424
Professional fees	44,792	78,977	483,050
Trustees' fees and expenses	3,851	20,804	278,542
Other	23,634	84,335	770,869
Total expenses	9,190,777	45,874,119	464,133,784
Expense reductions (Note 4)	—	—	(38)
Net expenses	9,190,777	45,874,119	464,133,746
Net investment income (loss)	(4,732,982)	18,091,636	3,478,439,673
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	35,450,581	52,651,842	2,101,321,201
Non-controlled affiliated issuers (Note 10)	—	—	23,365,717
Written options	—	—	8,337,696
Foreign currency transactions	(77,608)	264,232	(333,500)
Net realized gain (loss)	35,372,973	52,916,074	2,132,691,114
Net change in unrealized appreciation (depreciation) on:			
Investments	(41,055,588)	(240,506,829)	(5,696,508,291)
Translation of other assets and liabilities denominated in foreign currencies	(8,588)	(1,553)	(1,172,721)
Net change in unrealized appreciation (depreciation)	(41,064,176)	(240,508,382)	(5,697,681,012)
Net realized and unrealized gain (loss)	(5,691,203)	(187,592,308)	(3,564,989,898)
Net increase (decrease) in net assets resulting from operations	$(10,424,185)	$(169,500,672)	$ (86,550,225)

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 119

120 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

Franklin Custodian Funds

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing

122 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At September 30, 2011, a market event occurred resulting in a portion of the securities held by the Funds except for the Franklin U.S. Government Securities Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate

Annual Report | 123

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on September 30, 2011.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

124 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Income Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

Certain funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less

Annual Report | 125

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Securities Lending (continued)

than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of September 30, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

126 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 127

Franklin Custodian Funds

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

128 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class R Shares: (continued)				
Year ended September 30, 2010				
Shares sold	84,648	$ 2,108,343	1,596,152	$ 62,395,159
Shares issued in reinvestment of distributions	—	—	10,831	413,311
Shares redeemed	(98,580)	(2,440,680)	(527,829)	(20,426,817)
Net increase (decrease)	(13,932)	$ (332,337)	1,079,154	$ 42,381,653
Advisor Class Shares:				
Year ended September 30, 2011				
Shares sold	3,383,207	$ 104,867,634	12,619,770	$ 569,503,601
Shares issued in reinvestment of distributions	—	—	83,716	3,625,760
Shares redeemed	(140,514)	(4,284,181)	(3,299,538)	(149,359,487)
Net increase (decrease)	3,242,693	$ 100,583,453	9,403,948	$ 423,769,874
Year ended September 30, 2010				
Shares sold	112,665	$ 2,925,854	6,348,692	$ 247,260,820
Shares issued in reinvestment of distributions	—	—	102,177	3,905,212
Shares redeemed	(42,936)	(1,073,820)	(5,016,397)	(193,685,259)
Net increase (decrease)	69,729	$ 1,852,034	1,434,472	$ 57,480,773

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended September 30, 2011				
Shares sold	3,589,416,626	$ 7,843,201,493	183,859,028	$ 1,254,480,987
Shares issued in reinvestment of distributions	809,301,180	1,774,634,074	30,363,423	206,107,610
Shares redeemed	(3,127,090,567)	(6,831,765,396)	(279,806,439)	(1,898,575,877)
Net increase (decrease)	1,271,627,239	$ 2,786,070,171	(65,583,988)	$ (437,987,280)
Year ended September 30, 2010				
Shares sold	3,122,047,774	$ 6,401,965,279	255,107,116	$ 1,722,046,431
Shares issued in reinvestment of distributions	795,698,609	1,618,086,910	28,399,723	191,100,894
Shares redeemed	(2,616,323,977)	(5,356,903,640)	(227,148,749)	(1,530,157,529)
Net increase (decrease)	1,301,422,406	$ 2,663,148,549	56,358,090	$ 382,989,796
Class B Shares:				
Year ended September 30, 2011				
Shares sold	9,587,768	$ 20,949,024	582,709	$ 3,993,109
Shares issued in reinvestment of distributions	24,989,878	54,560,211	338,827	2,295,619
Shares redeemed	(415,223,465)	(904,936,544)	(13,796,352)	(93,604,460)
Net increase (decrease)	(380,645,819)	$ (829,427,309)	(12,874,816)	$ (87,315,732)

Annual Report | 129

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class B Shares: *(continued)*				
Year ended September 30, 2010				
Shares sold	13,878,110	$ 28,322,228	1,842,598	$ 12,415,351
Shares issued in reinvestment of distributions	40,513,875	81,924,023	742,529	4,985,042
Shares redeemed	(316,412,820)	(646,630,369)	(18,446,529)	(124,222,515)
Net increase (decrease)	(262,020,835)	$ (536,384,118)	(15,861,402)	$ (106,822,122)
Class B1 Shares:				
Year ended September 30, 2011				
Shares sold	231,307	$ 502,856		
Shares issued in reinvestment of distributions	296,056	650,382		
Shares redeemed	(7,348,813)	(16,166,586)		
Net increase (decrease)	(6,821,450)	$ (15,013,348)		
Year ended September 30, 2010				
Shares sold	223,452	$ 458,088		
Shares issued in reinvestment of distributions	659,909	1,334,988		
Shares redeemed	(24,397,067)	(49,356,094)		
Net increase (decrease)	(23,513,706)	$ (47,563,018)		
Class C Shares:				
Year ended September 30, 2011				
Shares sold	1,763,305,787	$ 3,894,487,434	104,246,195	$ 707,540,213
Shares issued in reinvestment of distributions	337,046,951	745,905,054	10,528,253	71,062,681
Shares redeemed	(1,325,949,777)	(2,913,946,536)	(147,985,291)	(996,554,659)
Net increase (decrease)	774,402,961	$ 1,726,445,952	(33,210,843)	$ (217,951,765)
Year ended September 30, 2010				
Shares sold	1,596,716,655	$ 3,301,950,026	212,527,927	$ 1,426,604,550
Shares issued in reinvestment of distributions	320,155,286	656,144,553	7,931,210	53,125,111
Shares redeemed	(1,112,022,517)	(2,296,217,510)	(73,580,512)	(493,088,018)
Net increase (decrease)	804,849,424	$ 1,661,877,069	146,878,625	$ 986,641,643
Class R Shares:				
Year ended September 30, 2011				
Shares sold	50,098,161	$ 108,493,363	7,388,466	$ 50,312,455
Shares issued in reinvestment of distributions	10,517,305	22,787,314	707,504	4,799,230
Shares redeemed	(53,919,791)	(115,960,669)	(9,635,366)	(65,395,352)
Net increase (decrease)	6,695,675	$ 15,320,008	(1,539,396)	$ (10,283,667)

130 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class R Shares: *(continued)*				
Year ended September 30, 2010				
Shares sold	55,322,582	$ 111,791,528	10,173,157	$ 68,640,631
Shares issued in reinvestment of distributions	10,944,621	21,995,589	713,551	4,797,215
Shares redeemed	(49,258,198)	(99,547,081)	(11,015,574)	(74,066,471)
Net increase (decrease)	17,009,005	$ 34,240,036	(128,866)	$ (628,625)
Advisor Class Shares:				
Year ended September 30, 2011				
Shares sold	857,391,853	$ 1,881,452,330	62,976,613	$ 429,409,864
Shares issued in reinvestment of distributions	135,968,912	296,484,058	7,055,866	48,042,697
Shares redeemed	(629,277,823)	(1,355,881,718)	(31,620,155)	(215,807,151)
Net increase (decrease)	364,082,942	$ 822,054,670	38,412,324	$ 261,645,410
Year ended September 30, 2010				
Shares sold	476,839,253	$ 974,685,741	68,407,061	$ 462,448,131
Shares issued in reinvestment of distributions	139,718,744	282,316,193	5,162,635	34,844,804
Shares redeemed	(546,851,471)	(1,107,964,672)	(27,638,036)	(186,483,344)
Net increase (decrease)	69,706,526	$ 149,037,262	45,931,660	$ 310,809,591

	Franklin Utilities Fund	
	Shares	Amount
Class A Shares:		
Year ended September 30, 2011		
Shares sold	45,856,520	$ 551,346,152
Shares issued in reinvestment of distributions	5,018,444	60,082,469
Shares redeemed	(31,584,135)	(378,625,930)
Net increase (decrease)	19,290,829	$ 232,802,691
Year ended September 30, 2010		
Shares sold	35,022,184	$ 384,837,941
Shares issued in reinvestment of distributions	7,008,916	75,475,936
Shares redeemed	(26,258,647)	(286,503,631)
Net increase (decrease)	15,772,453	$ 173,810,246
Class B Shares:		
Year ended September 30, 2011		
Shares sold	123,221	$ 1,473,071
Shares issued in reinvestment of distributions	60,438	717,106
Shares redeemed	(3,013,256)	(36,249,874)
Net increase (decrease)	(2,829,597)	$ (34,059,697)
Year ended September 30, 2010		
Shares sold	353,630	$ 3,843,661
Shares issued in reinvestment of distributions	177,266	1,910,217
Shares redeemed	(2,098,673)	(22,916,591)
Net increase (decrease)	(1,567,777)	$ (17,162,713)

Annual Report | 131

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

The Franklin DynaTech Fund, the Franklin Growth Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides sub-advisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Annual Report | 133

Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

134 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

e. Transfer Agent Fees

For the year ended September 30, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2011, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2011, the capital loss carryforwards were as follows:

Annual Report | 135

Franklin Custodian Funds

Notes to Financial Statements (continued)

aIncludes $23,306,806 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations. bIncludes $45,804,908 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended September 30, 2011, the Funds utilized capital loss carryforwards as follows:

On September 30, 2011, the Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $33,556,845, which were reclassified to paid-in capital.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2011, deferred losses were as follows:

136 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended September 30, 2011 and 2010, was as follows:

At September 30, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions, regulatory settlements, and wash sales.

Annual Report | 137

Franklin Custodian Funds

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2011, were as follows:

Transactions in options written during the year ended September 30, 2011, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At September 30, 2011, the Franklin Income Fund had 50.84% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

138 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION

For the period ended September 30, 2011, the effect of derivative contracts on the Franklin Income Fund’s Statement of Operations was as follows:

For the year ended September 30, 2011, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 2.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Income Fund for the year ended September 30, 2011, were as shown below.

Annual Report | 139

Franklin Custodian Funds

Notes to Financial Statements (continued)

10.	HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

*In U.S. dollars unless otherwise indicated.
aAs of September 30, 2011, no longer an affiliate.
bCompany is a wholly owned subsidiary of Dex One Corp.

11. SPECIAL SERVICING AGREEMENT

The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds. Under the SSA, the Funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the Funds by the Allocator Funds.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

11. SPECIAL SERVICING AGREEMENT (continued)

The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended September 30, 2011, the Funds were held by one or more of the Allocator Funds and the amount of expenses borne by the Funds is noted in the Statements of Operations. At September 30, 2011, one or more of the Allocator Funds owned a percentage of the funds’ outstanding shares as follows:

12. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended September 30, 2011, the Funds did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Report | 141

Franklin Custodian Funds

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

For movements between levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at September 30, 2011, due to market events, certain funds employed fair value procedures to value a portion of their holdings, resulting in a temporary transfer of these securities from Level 1 to Level 2 within the fair value hierarchy. The values of such transfers were as follows:

The following is a summary of the inputs used as of September 30, 2011, in valuing the Funds’ assets carried at fair value:

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Franklin Custodian Funds

Notes to Financial Statements *(continued)*

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Consumer Discretionary	$ 543,733,171	$ 39,843,036	$ —	$ 583,576,207
Consumer Staples	324,455,040	171,465,609	—	495,920,649
Energy	2,677,091,543	317,300,000	—	2,994,391,543
Financials	2,917,060,091	1,381,602,178	—[c]	4,298,662,269
Health Care	2,240,860,000	1,272,958,599	—	3,513,818,599
Telecommunication Services	1,070,221,172	726,765,422	—	1,796,986,594
Utilities	5,682,184,676	44,187,109	—	5,726,371,785
Other Equity Investments[b]	1,077,838,210	—	—	1,077,838,210
Equity-Linked Securities	—	2,879,127,590	—	2,879,127,590
Convertible Bonds	—	328,183,134	—	328,183,134
Corporate Bonds	—	25,458,331,109	—	25,458,331,109
Senior Floating Rate Interests	—	4,660,330,048	—	4,660,330,048
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	215,645,904	—	215,645,904
Municipal Bonds	—	331,104,650	—	331,104,650
Short Term Investments	345,623,348	886,552,011	—	1,232,175,359
Total Investments in Securities	$16,879,067,251	$38,713,396,399	$ —	$55,592,463,650
Franklin U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
Mortgage-Backed Securities	$ —	$10,184,377,560	$ —	$10,184,377,560
Short Term Investments	206,794,498	—	—	206,794,498
Total Investments in Securities	$ 206,794,498	$10,184,377,560	$ —	$10,391,172,058
Franklin Utilities Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Electric Utilities	$ 1,544,100,934	$ 30,071,673	$ —	$ 1,574,172,607
Multi-Utilities	948,813,428	85,160,249	—	1,033,973,677
Water Utilities	59,466,672	28,614,248	—	88,080,920
Other Equity Investments[b]	323,125,000	—	—	323,125,000
Corporate Bonds	—	74,088,774	—	74,088,774
Short Term Investments	90,028,789	9,558,000	—	99,586,789
Total Investments in Securities	$ 2,965,534,823	$ 227,492,944	$ —	$ 3,193,027,767

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statement of Investments.

[c]Includes securities determined to have no value at September 30, 2011.

Annual Report | 143

Franklin Custodian Funds

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

At September 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, is as follows:

14. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Custodian Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Custodian Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (separate portfolios of Franklin Custodian Funds, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2011

Annual Report | 145

Franklin Custodian Funds

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2011:

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2011:

Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2011:

146 | Annual Report

Franklin Custodian Funds

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Annual Report | 147

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1969 and Chairman of the Board since 2007	132	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

148 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1983 and Vice President since 1982	50	None

Principal Occupation During Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 149

Annual Report | 151

Franklin Custodian Funds

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

152 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN CUSTODIAN FUNDS

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FCF A 11/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $383,377 for the fiscal year ended September 30, 2011 and $401,018 for the fiscal year ended September 30, 2010.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,682 for the fiscal year ended September 30, 2011 and $8,307 for the fiscal year ended September 30, 2010. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended September 30, 2011 and $35,000 for the fiscal year ended September 30, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2011 and $26,774 for the fiscal year ended September 30, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2011 and $118,026 for the fiscal year ended September 30, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities

Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $83,682 for the fiscal year ended September 30, 2011 and $188,107 for the fiscal year ended September 30, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date January 6, 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date January 6, 2012